[GRAPHIC OMITTED]

                              VAN ECK CHUBB FUNDS

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 1999

                               GLOBAL INCOME FUND

                           GOVERNMENT SECURITIES FUND

                             GROWTH AND INCOME FUND

                                 TAX-EXEMPT FUND

                                TOTAL RETURN FUND

                            CAPITAL APPRECIATION FUND


                         THE VAN ECK PARTNERSHIP SERIES

                               VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The first half of 1999 was a diverse period for world markets. Internationally, Europe's economic activity was sluggish, while many emerging economies stabilized. Here in the U.S., the economy continued to defy expectations, growing for the ninth straight year.

As a result of these forces, the performance of asset classes varied widely over the six-month period covered by this report. Our bond funds have shown excellent relative performance despite rising interest rates, which hurt absolute valuations. The Growth and Income Fund has done well, particularly since it was reoriented somewhat toward larger capitalization stocks by late February (see the Growth and Income Fund letter on page 8 for further details). Market unpredictability has hampered efforts to pull our mid-cap stock fund's performance to acceptable levels, though losses have been stemmed considerably. Please review the reports that follow for more detailed information on specific funds, including in-depth discussion of the pertinent markets.

U.S. ECONOMIC HIGHLIGHTS

The U.S. economy continues to thrive. The federal deficit is still shrinking, inflation remains under 2% and business profits are at record levels. The gross domestic product (GDP) expanded 4.3% on an annualized basis during the first quarter of 1999, higher than expected. Unofficial tallies put this figure at about 4% for the second quarter. This growth was fueled by improved export activity, housing, consumption and capital investment in technology. More of the same is expected for the balance of the year, but with a moderating trend.

For some experts, the seemingly unstoppable growth of the U.S. economy is problematic. On June 30, the Federal Reserve announced it was raising short-term interest rates in an effort to cool what they see as a super-heated economy. The impact was minimal as anticipation of this announcement had already been priced into the market.

DOMESTIC MARKET OVERVIEW

Year to date, the U.S. stock market has confounded all predictions by reaching record highs. The Dow Jones Industrial Average was up 17% as of the end of June--a figure that was 50% higher than in December 1996, when Federal Reserve Chairman Alan Greenspan first warned of "irrational exuberance" in the U.S. stock market. The S&P 500 Index was at a record high of 1,372.71 on June 30, up over 11% from year-end 1998.

The NASDAQ also reached new heights in June, surpassing the previous record set in April 1999. This optimism was fueled in part by record quarters for corporate profits.

This year's second quarter reversed a number of long-term trends. Small caps beat large caps for the first time in seven quarters, and some value stocks outperformed growth stocks for the first time in six quarters. Small caps still lag behind on a year-to-date basis, in part because they hit historic lows during the first quarter of 1999. On an industry basis, technology stocks outperformed other areas in both the first and second quarters.

GLOBAL OVERVIEW

The big news globally, although not a surprise to us, was the disappointing performance of the euro since its debut on January 2. Its value against the U.S. dollar has fallen steadily. Stagnant economic activity in many European countries is partially to blame, and while expected growth may increase slightly, we do not expect much change.

News from Japan was far better where signs of economic recovery and optimism have spread to other Asian economies. While it is probable that Asia has stabilized, we believe that rapid recovery is unlikely.

Elsewhere in the world, China has economic problems and Russia is mired in turmoil. Latin America is still coping with high interest rates, depreciated currencies and recession.

                                       1
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                              VAN ECK/CHUBB FUNDS
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A WORD ABOUT Y2K (YEAR 2000)

Many of you may be worried about the potential effects of Y2K on our operations and your holdings. We have taken every precaution to assure that our systems are ready for the changeover. In addition, the securities industry itself has been testing systems for several years now and is way ahead of other industries in preparing for next year.

As we approach the end of a century, I am filled with awe at how far investing has come and how important it has become in people's lives. There has never been a better time to stay with a long-term investing strategy. We at Van Eck/Chubb firmly believe that the potential effect of the 21st century on investment markets can best be summed up in a single word: opportunity.

[PHOTO OMITTED]

/s/ MICHAEL O'REILLY
--------------------
MICHAEL O'REILLY
PRESIDENT
VAN ECK/CHUBB FUNDS
PRESIDENT AND CHIEF OPERATING OFFICER
CHUBB ASSET MANAGERS, INC.

July 31, 1999

                                       2
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                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GLOBAL INCOME FUND SEEKS CAPITAL APPRECIATION AND A STEADY FLOW OF DIVIDEND INCOME BY INVESTING PRIMARILY IN HIGH-GRADE U.S. AND INTERNATIONAL DEBT SECURITIES. UNDER NORMAL CONDITIONS, THE FUND MAINTAINS AT LEAST 75% OF ITS PORTFOLIO IN INVESTMENT-GRADE SECURITIES, WHICH ARE OFTEN FOUND IN THE MORE MATURE INVESTMENT MARKETS OF DEVELOPED NATIONS.

The first six months of 1999 proved to be a difficult period for world bonds. The Van Eck/Chubb Global Income Fund had a total return of -7.8%, versus -7.2% for the Salomon Smith Barney World Government Bond Index (WGBI)+, and -3.6% for the Lipper Global Income Fund Index+.

ECONOMIC OVERVIEW

Growth throughout Europe remained uneven during the first six months of 1999. Some countries--such as Germany, Italy and the UK--struggled through apparent slowdowns, while others, like Ireland, enjoyed robust growth. Overall, however, the region remained sluggish. The thriving U.S. economy continued to defy expectations by growing strongly, as detailed in the President's Letter. This growth undermined the world's bond markets, but did lead to strength in the U.S. dollar. Elsewhere, there was patchy recovery at best for Japan, though other Asian economies showed a strong revival from the difficulties of recent years. In Latin America, the pattern was more mixed.

MARKET AND CURRENCY REVIEW

The U.S. bond market, particularly the government sector, endured a difficult six months during the first half of 1999. Thirty-year yields rose about 90 basis points (.90%) during the first half of the year to end the period at 6.00%, with the overall U.S. government market returning -2.5% over this same time period. The previous year had seen the market bolstered by investor nervousness over global economic instability and a resulting "flight-to-quality" by international investors. When the U.S. showed unexpected strength early in 1999, these forces evaporated and fears of inflation within the U.S. returned. The market began to widely anticipate the Federal Reserve's eventual raising of interest rates, driving down bond values.

The biggest news in Europe so far this year has been the disappointing launch of the "euro," a single European currency that replaced the national currencies of 11 countries in the region. After a strong start, the euro declined steadily, with a drop of 11% against the U.S. dollar by midyear. The euro's difficulties have mainly been caused by divergent economic growth between Europe and the U.S. In addition, in April, the European Central Bank cut its repurchase rate from 3.00% to 2.50%, hoping to jumpstart activity. This move increased the adverse interest rate differential versus the U.S., weakening the euro further. Resumption of interest in Japan and other parts of Asia also reduced interest in European bonds. The region reached the midyear point down 12% on average in U.S. dollar terms due to these pressures.

In Japan, the government took a number of aggressive steps to shore up its faltering economy, with results coming unexpectedly quickly. A reversal of the rapid rise in bond yields at the end of 1998 and a decision by the Trust Fund Bureau to resume government bond purchases helped pace the Japanese bond market to a surprising 2.5% return, the best of any major government bond market. However, the weakness of the yen against the U.S. dollar reduced this return to negative levels in dollar terms.

FUND REVIEW

O MARKET WEIGHTING: We were substantially weighted in U.S. government bonds at the beginning of the year and this position hurt the Fund's performance. We moved quickly to reweight the portfolio in favor of better-yielding, high quality U.S. corporates and euro-denominated bonds, which we added to as 1999 unfolded, attracted by a steep yield curve and subdued inflation. The effect of a weak euro was largely offset by currency hedging which overweighted the Fund's dollar position against the euro. Finally, although the Fund's benchmark index is 20% weighted in Japanese bonds, we have avoided that country's issuance altogether because of the yen's weakness against the U.S. dollar, an anticipated glut in supply and poor yield levels. The non-government U.S. sector, emerging

                                       3
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                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

market sovereigns and euro-denominated bonds all offered better returns.

o LONG MATURITIES: We began the year with a long maturity policy and reached the mid-point of 1999 convinced that such a policy remained sound in light of low inflation rates, likely muted growth rates and, possibly, even deflation at some point.

O SECTOR WEIGHTINGS: The Fund began 1999 approximately 80% invested in government bonds. Because of attractive spreads for non-government long-term paper, we increased these holdings to over 20% (and decreased the government holdings) by midyear.

O CREDIT QUALITY: The Fund continues to emphasize investment-grade issues, particularly in the non-government sector, although good incremental income was received from non-investment grade corporate bonds during the first six months of 1999.

O CURRENCY POSITIONS AND HEDGING: The Fund began the year with an overweight position in the euro, expecting the difficult months of 1998 to give way to economic expansion in Europe. Instead, it quickly became apparent that the new currency was suffering from continued slow growth in Europe, while the unexpected strength of the U.S. economy boosted the dollar. We very quickly reversed our position in the euro and, by February, had become underweight in favor of the U.S. dollar. By midyear, the bulk of our exposure to the euro had been hedged out. (At June 30, the portfolio had a 57% European bond weighting but, because of the euro's weakness, 43% of this position was hedged out to U.S. dollars.)

THE OUTLOOK

Looking at the U.S., it seems likely that the tempo of growth will slow somewhat. As is discussed elsewhere in this report, on June 30 of this year, the Federal Reserve raised its short-term rate from 4.75% to 5.00%; however, we do not foresee further adjustments through the end of the year.

In Europe, steep yield curves and subdued inflation make European bonds more attractive. We believe there could be some acceleration in European economies during the second half of 1999; recent official figures surprised many observers by indicating that Germany's economy started to move again in the first quarter. The large amount of euro-denominated new issues has created an attractive universe of potential investments.

The Fund's maturity remains relatively long, reflecting our belief that low inflation will continue. The exception is the UK, where we have pruned the maturity in response to technical yield curve factors as well as evidence that growth is picking up and recent fears of a brief recession are unfounded.

Market expectations for a steady increase in short-term rates in Europe may be exaggerated; thus, we continue to maintain a long position in the region. Expectations of oversupply of Japanese government bonds, volatility and low yield levels below 2% lead us to avoid participation in Japanese bond markets for the time being. We continue to seek opportunity elsewhere.

                                       4
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                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

In closing, we'd like to thank you for your investment in the Van Eck/Chubb Global Income Fund. We look forward to helping you meet your investment objectives in the future.

[PHOTO OMITTED]                 [PHOTO OMITTED]

/s/ ROGER C.P. BROOKHOUSE       /s/ MARJORIE D. RAINES
-------------------------       ----------------------
ROGER C.P. BROOKHOUSE           MARJORIE D. RAINES
SENIOR VICE PRESIDENT           SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.      CHUBB ASSET MANAGERS, INC.



[PHOTO OMITTED]

/s/ EMMA C. FISHWICK
--------------------
EMMA C. FISHWICK
VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

July 30, 1999

+ The Salomon Smith Barney (SSB) World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 18 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20billion and Euro15billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

  The Lipper Global Income Fund Index includes funds that are primarily invested in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the global income category.

  The Indices' performance is not illustrative of the Fund's performance. Indices are unmanaged and are not securities in which investments can be made.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
                                      AFTER
                                     MAXIMUM    BEFORE
AVERAGE ANNUAL                        SALES      SALES
TOTAL RETURN                         CHARGE*    CHARGE
--------------------------------------------------------------------------------
Life (since 9/1/95)                    2.7%       4.0%
--------------------------------------------------------------------------------
1 Year                                (3.0)%      1.9%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A Shares: maximum sales charge = 4.75%

--------------------------------------------------------------------------------
                                 % OF PORTFOLIO1

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
Government and Agency Obligations:      61.00%
Corporate Bonds:                        20.50%
Short-Term Obligations:                 15.00%
Other Net Assets:                        3.40%

                                  TOP COUNTRIES
                                     France
                                  United States
                                     Germany
                                      Japan
                                   Netherlands

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    8.9 Years

                               PORTFOLIO DURATION
                                    6.6 Years
--------------------------------------------------------------------------------
(1) As a percentage of total net assets at June 30, 1999.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GOVERNMENT SECURITIES FUND SEEKS TO EARN A HIGH LEVEL OF INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL VALUE. THE FUND IS INVESTED ONLY IN DEBT INSTRUMENTS THAT ARE ISSUED, GUARANTEED OR COLLATERALIZED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. THE FUND WILL TYPICALLY BE INVESTED IN A COMBINATION OF U.S. TREASURY NOTES OR BONDS, GOVERNMENT AGENCY DEBENTURES AND/OR GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES, SUCH AS THOSE ISSUED BY "FANNIE MAE" OR "FREDDIE MAC."

For the first six months of 1999, the Van Eck/Chubb Government Securities Fund had a total return of -1.1%. With the unwinding of the flight-to-quality trend to U.S. Treasury securities and the subsequent rise in interest rates, the Fund outperformed the Lipper General U.S. Government Fund Index+, which had a total return of -2.4% for the same period.

REVIEW OF THE MARKET

The primary driving force in the bond market during the first two quarters of the year was the combination of a return to more normal liquidity conditions and the reassessment of expected Federal Reserve policy. The latter issue was resolved on June 30 when the Fed raised the federal funds target from 4.75% to 5.00%. The reason for this move was the aforementioned improved liquidity in the financial markets, which reduced and/or eliminated the fears of financial doom that colored the markets during the middle of 1998. This change in liquidity conditions and Federal Reserve policy expectations resulted in an increase in Treasury yields. During the first six months of 1999, interest rates on 2-, 10- and 30-year maturity Treasuries rose 99, 114 and 88 basis points (.99%, 1.14% and .88%), respectively.

FUND REVIEW

The Fund continues to be diversified between Treasuries, mortgage-backed securities and putable agency debentures. As noted above, the Fund outperformed the peer group average during the first half of 1999. Our conservative intermediate maturity strategy as well as the good relative performance of mortgage-backed securities and, especially, the putable agency debentures (which can trade to the shorter maturity put date in a rising interest rate environment) were responsible for our strong results.

At June 30, the Fund had a very similar sector allocation to that of December 31, 1998, with 45% invested in putable agency debentures, 34% in mortgage-backed securities and the rest in Treasuries and cash. Since then we have restructured the portfolio modestly by buying lower coupon mortgage-backed securities and increasing our weighting in Treasury securities. This was done in order to add greater interest rate sensitivity to the portfolio because we now believe that bonds have better value than they did at year end.

PORTFOLIO OUTLOOK

With the rise in interest rates that we have experienced this year, bonds have moved from the zone of fair value to the zone of above average value. Real interest rates (nominal rates minus inflation) on 30-year Treasuries stood at 3.50% at year-end 1998 and are currently at 4.00%. Before 1980, real interest rates were rarely above 3.00%. Those earlier periods included many cycles with either a balanced or surplus federal budget as we have now. We also feel that Federal Reserve policy need only be tweaked slightly tighter, if at all. Given the backdrop of stable monetary policy, stable inflation and high historical real rates, an investment in a conservatively-managed bond fund like the Van Eck/Chubb Government Securities Fund continues to make sense.

Thank you for your investment in the Van Eck/Chubb Government Securities Fund. We look forward to helping you meet your investment goals in the future.


[PHOTO OMITTED]               [PHOTO OMITTED]
/s/ NED I. GERSTMAN           /s/PAUL R. GEYER
------------------            ----------------
NED I. GERSTMAN               PAUL R. GEYER
SENIOR VICE PRESIDENT         VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.    CHUBB ASSET MANAGERS, INC.

July 30, 1999

                                       6
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                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
                                      AFTER
                                     MAXIMUM    BEFORE
AVERAGE ANNUAL                        SALES      SALES
TOTAL RETURN                         CHARGE*    CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                   7.9%       8.3%
--------------------------------------------------------------------------------
10 Years                               7.3%       7.8%
--------------------------------------------------------------------------------
5 Years                                6.2%       7.2%
--------------------------------------------------------------------------------
1 Year                                (2.2)%      2.6%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A Shares: maximum sales charge = 4.75%
+ The Lipper General U.S. Government Fund Index is comprised of funds that invest at least 65% of their assets in U.S. government and agency issues. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the general U.S. government category.

  The Index's performance is not illustrative of the Fund's performance. Indices are unmanaged and are not securities in which investments can be made.

--------------------------------------------------------------------------------
                                 % OF PORTFOLIO(1)

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
US Government and Agency Obligations:   93.80%
Short-Term Obligations:                  3.80%
Other Net Assets:                        2.40%

                                           % OF
PORTFOLIO COMPOSITION                   PORTFOLIO(1)
  Tennessee Valley Authority
   Putable Debentures                      44.6%
  Federal National Mortgage
   Association Securities                  27.3%
  U.S. Treasury Securities                 15.3%
  Government National Mortgage
   Association Securities                  5.3%
  Federal Home Loan Bank                   3.8%
  Federal Home Loan Mortgage
   Association Securities                  1.1%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    6.1 Years

                               PORTFOLIO DURATION
                                    4.1 Years

                                30-DAY SEC YIELD
                                      5.18%
--------------------------------------------------------------------------------
(1)As a percentage of total net assets at June 30, 1999.

                                       7
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                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GROWTH AND INCOME FUND'S PRIMARY OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS OF LEADING LARGE- AND MEDIUM-CAPITALIZATION U.S. COMPANIES. THE FUND MANAGER LOOKS FOR VALUE BY INVESTING IN ESTABLISHED COMPANIES THAT ARE SELLING AT A DISCOUNT TO THE MARKET IN TERMS OF SEVERAL MEASURES--INCLUDING PRICE-EARNINGS RATIOS--AND THAT HAVE SOLID FUTURE PROSPECTS (DEFINED PRIMARILY AS FUTURE GROWTH POTENTIAL ABOVE THE S&P 500 INDEX). THIS STRATEGY HELPS KEEP THE FUND'S VOLATILITY BELOW THAT OF THE U.S. STOCK MARKET IN GENERAL. AS A SECONDARY OBJECTIVE, THE FUND SEEKS A REASONABLE LEVEL OF CURRENT INCOME THROUGH STOCK DIVIDENDS.

The Van Eck/Chubb Growth and Income Fund achieved a total return of 11.6% for the first six months of 1999, compared to the 12.4% posted by the S&P 500 Index+ (with dividends reinvested) during this time period. On a quarter-by-quarter basis, the Fund trailed the Lipper Growth & Income Fund Index+ slightly in the first quarter, but outperformed it by the same amount in the second quarter to reach the half-year mark solidly in line with its peer group average (the Index was also up 11.6% for the first six months of 1999).

REVIEW OF THE MARKET

The first three months of 1999 saw a continuation of the trends that drove the stock market in 1998. A thriving U.S. economy continued to outpace all expectations, leading to a 5.0% increase in the S&P 500 during that quarter. The combination of strong liquidity flows and earnings nervousness accelerated the bias toward the most expensive large-capitalization stocks--often at the expense of smaller-sized companies. In fact, during the first quarter, ten stocks of the S&P 500 contributed almost all of its return, with perennial favorites like America Online, Merrill Lynch, Microsoft, Charles Schwab, and Sun Microsystems pulling up the average considerably as they reached all-time highs in their stock prices and valuations.

During the second quarter, renewed optimism for growth abroad--which fueled the earnings of U.S. companies with multinational operations or overseas sensitivity--drove the S&P 500 up 7.1%. The surprise during the second quarter was a sharp reversal in the performance of a number of previously weak sectors that had been severely affected by the 1998 Asian crisis and the collapse of certain financial institutions. Areas such as basic materials, energy and heavy machinery helped pace the market. In addition, brighter prospects in the emerging markets and Japan helped ignite the cyclical technology sectors, such as semiconductors and semiconductor equipment. Companies such as Case, RF Microdevices, WR Grace, Alcoa, Dow, Caterpillar, Halliburton and Texas Instruments strongly outperformed the S&P 500 during this quarter.

FUND REVIEW

The Fund's strategy during the first half of 1999 reflects these market factors. During the first quarter, we continued to make changes in the Fund's character to recognize the clear secular shift toward a large-cap, momentum-driven market. We broadened our screening parameters to include larger-cap stocks at reasonable valuation levels that offer greater earnings sustainability in uncertain environments. During the first quarter, the Fund increased positions in such companies as Microsoft, Wal-Mart, Lucent Technologies, Cisco Systems, MCI Worldcom, IBM, General Electric, Motorola, Johnson & Johnson and Procter & Gamble++. We intentionally overweighted the Fund in the technology and communications sectors during the first quarter to take advantage of the strong secular growth in these areas. Some of the positions we eliminated or reduced during the first quarter of 1999 included IMC Global, Phillips Petroleum, Ford, PaineWebber, First Union, Federated Department Stores and Bell Atlantic.

During the second quarter of the year, the Fund continued to add or initiate positions in select technology and communication services companies seen as bargains in terms of price-to-sales or price-to-earnings ratios. We initiated or increased positions in Hewlett Packard, Motorola, BMC Software, Compuware, Oracle, Compaq, Cisco, Time Warner and ADC Telecom. We also added several larger-cap names that had pulled back significantly in price, including Kroger, Gap, Gillette and

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Safeway++++. On the sales side, we eliminated or lightened positions in Hasbro, Owens Illinois, Warner Lambert, Burlington Northern, KeyCorp and Healthsouth, among others.

PORTFOLIO OUTLOOK

We see the remainder of 1999 as possibly a volatile time, during which the market is likely to react to interest rate fluctuations, inflation fears and concern over Y2K. In addition, while companies during the first half of 1999 have produced extremely positive earnings reports (particularly within economically sensitive/cyclical sectors), we believe that, given the extended valuations in the current market, many companies will have to meet very aggressive earnings growth targets in order to sustain their stock price momentum. Finally, while there is a clear and overdue broadening of the market occurring, we nonetheless remain convinced that the most prudent strategy for the Fund going forward continues to be an overweighting in large-cap growth stocks with concentrations in the technology and communication services sectors--where secular earnings growth appears sustainable in the 10% to 30% range, depending on the sub-sector. This compares to a single digit growth rate for such sectors as consumer cyclicals, basic materials, capital goods, utilities and transportation. By positioning the portfolio toward the large-cap end of the spectrum with a bias toward faster-growing sectors, we believe it is well-structured for market conditions for the rest of 1999.

Thank you for your investment in the Van Eck/Chubb Growth and Income Fund. We look forward to helping you meet your investment objectives in the future.


[PHOTO OMITTED]
/s/ ROBERT WITKOFF
------------------
ROBERT WITKOFF
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

July 31, 1999

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
                                      AFTER
                                     MAXIMUM    BEFORE
AVERAGE ANNUAL                        SALES      SALES
TOTAL RETURN                         CHARGE*    CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                  14.7%      15.3%
--------------------------------------------------------------------------------
10 Years                              14.5%      15.1%
--------------------------------------------------------------------------------
5 Years                               16.9%      18.3%
--------------------------------------------------------------------------------
1 Year                                (6.1)%     (0.3)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

   *A Shares: maximum sales charge = 5.75% (Prior to 5/1/99 maximum sales charge was 4.75%.)

   +The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial, and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

    The Lipper Growth & Income Fund Index is comprised of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in the growth and income category.

    The Indices' performance is not illustrative of the Fund's performance. Indices are unmanaged and are not securities in which investments are made.

  ++Microsoft accounted for 3.3% of the Fund's total net assets at June 30;
    Wal-Mart accounted for 3.4%; Lucent, 3.0%; Cisco, 2.5%; MCI, 2.2%; IBM, 3.3%; General Electric, 3.1%; Motorola, 2.7%; Johnson & Johnson, 3.1%; Procter & Gamble, 2.1%.

++++Hewlett-Packard accounted for 3.7% of the Fund's total net assets at June
    30; Motorola accounted for 2.7%; BMC Software, 2.1%; Compuware, 2.0%; Oracle, 2.1%; Compaq, 1.3%; Cisco, 2.5%; Time Warner, 1.8%; ADC, 1.8%; Kroger, 3.5%; Gap, 2.4%; Gillette, 2.1%; Safeway, 1.6%.

--------------------------------------------------------------------------------
                                 % OF PORTFOLIO(1)

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
Common Stocks:           94.3%
Other Net Assets:         5.7%

                                          % OF
TOP TEN EQUITIES                       PORTFOLIO(1)
  Hewlett Packard Company                 3.7%
  Kroger Company                          3.5%
  Wal-Mart Stores, Inc.                   3.4%
  Microsoft Corporation                   3.3%
  International Business
    Machines Corporation                  3.3%
  Bristol-Myers Squibb Company            3.1%
  Johnson & Johnson                       3.1%
  FDX Corporation                         3.1%
  Sun Microsystems, Inc.                  3.1%
  General Electric Company                3.1%


                                          % OF
TOP TEN INDUSTRIES                     PORTFOLIO(1)
  Computer and Computer Software         15.1%
  Medical-Healthcare Services             9.8%
  Telecommunications                      9.7%
  Technology                              9.4%
  Banking                                 7.5%
  Retail                                  5.8%
  Electronics                             5.1%
  Supermarkets                            5.1%
  Financial Services                      4.6%
  Household Products                      4.3%
--------------------------------------------------------------------------------

(1)As a percentage of total net assets at June 30, 1999.

                         VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TAX-EXEMPT FUND SEEKS A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES CONSISTENT WITH CAPITAL PRESERVATION. FUND MANAGERS PERFORM RIGOROUS CREDIT ANALYSIS IN SELECTING TAX-EXEMPT BONDS FROM ACROSS THE U.S. THE FUND EMPHASIZES INVESTMENT GRADE SECURITIES, INCLUDING GENERAL OBLIGATION AND REVENUE-BACKED BONDS.

For the first six months of 1999, the Van Eck/Chubb Tax-Exempt Fund had a total return of -1.1%. The Fund's performance substantially outpaced the Lipper General Municipal Debt Fund Index+, which had a total return of -1.5% for this period.

MUNICIPAL MARKET OVERVIEW

The high ratio of tax-exempt-to-Treasury yields in place at the start of 1999 helped cushion the municipal market from the sharp downturn that plagued U.S. Treasuries during the first half of the year when flight-to-quality demand largely evaporated. While the yield on 30-year Treasury bonds rose from 5.09% to 5.97% over the first six months of 1999, the Bond Buyer 20 increased a more muted .45% during the period to reach 5.45% by the end of June.

During this same time period, municipal bond volume declined from its near-record 1998 levels. Total bond issuance dropped by 23% during the first half of 1999 (compared to the same period in 1998) to reach $115.7 billion by June 30. This drop in volume was largely fueled by a 47% decline in refunding caused by the backup in interest rates.

Municipal credit ratings continued to rise. The robust U.S. economy generated large surpluses at both the state and local levels, which spurred rating agency upgrades. According to the National Association of State Budget Officers, state balances collectively totaled an estimated $32.1 billion at the close of the fiscal year ending June 30, a figure equal to a healthy 7.4% of expenditures. In addition, Standard & Poor's reported that the second quarter of 1999 marked the fifteenth consecutive quarter during which rating upgrades had exceeded downgrades. By number of issues, the ratio was nearly 4 to 1.

FUND REVIEW

The Fund continued to employ a maturity barbell strategy during the first half of 1999. We purchased higher-yielding bonds (particularly housing bonds) at the short end of the maturity spectrum in order to gain incremental yield, while also purchasing high-grade bonds of longer maturities in order to boost total return performance. This strategy proved effective as both short- and long-term maturities outperformed intermediates during the first six months of the year.

The credit quality of the Fund remains extremely high. As of June 30, 71.9% of Fund holdings were rated in the highest-quality AAA or AA categories. Given the prevailing narrow yield differential between lower and higher credit qualities, we feel that adequate incentive does not exist to downgrade the portfolio's credit quality.

PORTFOLIO OUTLOOK

We continue to focus on New York, Washington, Texas and Indiana credits for sound economic reasons. There has been a steadily improving credit picture as well as a healthy supply of bonds within New York so far this year. Washington's employment and personal income growth statistics have consistently been among the highest in the nation. Texas is now our second most populous state, with a booming economy and substantial bond financing plans. In addition, Indiana bonds have benefited from the state's rapidly diversifying economy and strengthened financial operations.

We will continue to emphasize the transportation sector. New bond issues for airports and toll roads will continue to be plentiful due to long-delayed infrastructure needs and should offer a good selection of investment opportunities. On the other hand, our existing positions in electric utilities should also continue to perform well. Limited supply in the sector is forecast since there is little need for new power plant construction.

                         VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Finally, the Tax-Exempt Fund remains well-positioned to take advantage of the increasingly competitive health care environment. We have concentrated on the highest-quality multi-hospital systems, such as Charity Obligated Group and Catholic Health Initiatives.

Thank you for your investment in the Van Eck/Chubb Tax-Exempt Fund. We look forward to helping you meet your investment objectives in the future.


[PHOTO OMITTED]                   [PHOTO OMITTED]

/s/ FREDERICK W. GAERTNER         /s/ THOMAS J. SWARTZ, III
-------------------------         -------------------------
FREDERICK W. GAERTNER             THOMAS J. SWARTZ, III
SENIOR VICE PRESIDENT             VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.        CHUBB ASSET MANAGERS, INC.

July 20, 1999

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
                                      AFTER
                                     MAXIMUM    BEFORE
AVERAGE ANNUAL                        SALES      SALES
TOTAL RETURN                         CHARGE*    CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                   7.3%       7.8%
--------------------------------------------------------------------------------
10 Years                               6.1%       6.6%
--------------------------------------------------------------------------------
5 Years                                5.2%       6.3%
--------------------------------------------------------------------------------
1 Year                                (2.7)%      2.2%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A Shares: maximum sales charge = 4.75%

--------------------------------------------------------------------------------
                                 % OF PORTFOLIO(1)

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
Municipal Bonds:96.7%
Other Net Assets: 3.3%

                                PORTFOLIO QUALITY

                                             % OF
   RATING(2)                              PORTFOLIO(1)
     Aaa                                    52.0%
     Aa                                     19.9%
     A                                      16.5%
     Baa                                    11.5%
     Not Rated                               0.1%

                                             % OF
   TOP TEN STATES                         PORTFOLIO(1)
     New York                               15.0%
     Washington                             13.2%
     Indiana                                12.1%
     New Jersey                              8.1%
     Texas                                   6.1%
     Tennessee                               5.9%
     Massachusetts                           5.5%
     Illinois                                5.6%
     Florida                                 4.7%
     Utah                                    4.1%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   14.9 Years

                               PORTFOLIO DURATION
                                    7.6 Years

                                30-DAY SEC YIELD
                                      3.59%
--------------------------------------------------------------------------------
(1)As a percentage of total net assets at June 30, 1999.
(2)Predominantly Moody's Investors Service ratings.

+ The Lipper General Municipal Debt Fund Index includes funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the municipal debt category. The Index's performance is not illustrative of the Fund's performance. Indices are unmanaged and are not securities in which investments can be made.

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TOTAL RETURN FUND SEEKS TO PROVIDE BOTH INCOME AND CAPITAL APPRECIATION USING A STRATEGIC COMBINATION OF HIGH-QUALITY BONDS AND COMMON STOCKS OF LARGE- AND MEDIUM-CAPITALIZATION COMPANIES. STOCKS ARE SELECTED USING A RELATIVE VALUE APPROACH. FUND MANAGERS MONITOR AND ADJUST THE ASSET MIX BASED ON CONTINUOUS ANALYSIS OF THE FINANCIAL MARKETS. IN MOST MARKETS, 60% TO 70% OF THE FUND'S ASSETS WILL BE INVESTED IN COMMON STOCKS.

The Van Eck/Chubb Total Return Fund achieved a total return of 5.9% for the first six months of 1999, compared to the 6.2% posted by the Lipper Balanced Fund Index+ during this same time period. On a quarter-by-quarter basis, the Fund lagged the Lipper Index in the first quarter, but outperformed it in the second quarter to reach the half-year mark approximately in line with its peer group average.

REVIEW OF THE MARKETS

Year to date, the U.S. stock market continues to be fueled by solid growth in the U.S. economy and, more recently, renewed optimism for growth abroad--a plus for U.S. companies with multinational operations or overseas sensitivity. During the first quarter, the S&P 500 Index posted a quarterly gain of 5.0%, with the overall market shaped by a stubborn bias toward the most expensive, large-capitalization stocks. For example, many top performers during the first quarter traded at a multiple of sales as high as 32 (America Online) and 13 (Charles Schwab), levels we believe are unsustainable over the long term.

During the second quarter of 1999, a number of long-term market trends seemed to reverse, with demand rotating away from large-cap growth stocks into cyclical and beaten-up value names. Sudden and dramatic rotation into such sectors as basic materials, energy and capital goods caught many by surprise, with 30-50% increases in many of the companies within these sectors. In addition, small-cap stocks--after trailing behind for several years--made up some ground on the large caps, with the Russell 2000 Index (15.6%) beating the S&P 500 Index by 850 basis points (the S&P was up 7.1% in the second quarter).

The U.S. bond market has had an extremely difficult year thus far. It started off relatively strong with U.S. Treasury interest rates generally rising over the yield curve while corporate credit spreads contracted, resulting in better performance for corporate securities. Monetary policy remained neutral during the first quarter and demand was buoyed by residual effects from 1998's flight from foreign markets into the perceived security and quality of U.S. issues. However, unexpectedly rapid recoveries in many emerging markets, notably parts of Asia, siphoned off U.S. bond market investors during the second quarter, driving down demand and values. This situation was exacerbated when the market widely anticipated the Federal Reserve's subsequent July increase in its fed funds rate, causing the value of existing lower interest rate bonds to fall further. Although some economic woes in South America helped fuel a brief rally at the tail end of the second quarter when a flight-to-quality rally resulted, the first half of 1999 was, overall, a very bumpy ride for bond investors.

FUND REVIEW

Despite these challenges, the Fund performed well during the first half of 1999. Unacceptable valuations among the "blue chip" universe during the first quarter caused us to pass on some of the period's best performers in lieu of more reasonably priced companies such as Sun Microsystems and Merrill Lynch++ (trading at sales multiples of 4 and 1, respectively). During the first quarter, we continued to shift the Fund toward larger-cap stocks at reasonable valuation levels that offer greater earnings sustainability in uncertain environments. We increased the Fund's positions in such companies as Halliburton, MCI Worldcom, Motorola and Johnson & Johnson++++ during this time. Some of the positions we eliminated or reduced during the first quarter of 1999 included Tenant Healthcare, Federated Department Stores and Carpenter Technology, to name a few.

During the second quarter, we continued to add or initiate positions in select technology and communication service companies that were relatively cheaper in terms of price-to-sales or price-

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

to-earnings ratios. For example, we initiated or increased positions in ADC Telecom, Compaq, Oracle and BMC Software, and took advantage of a 25% pull-back from trading highs to snap up shares in Gillette and Kroger++++++. During the second quarter, the Fund lightened or eliminated positions in Warner Lambert, Hasbro, Lafarge, Burlington Northern, FDX Corp., Ford, KeyCorp and Allied Signal, among others.

Bond strategy remained unchanged during the period covered by this report. Approximately 41% of the portfolio was invested in bonds, 74% of which were high-quality, intermediate maturity fixed income securities

PORTFOLIO OUTLOOK

In the first month of the third quarter alone, we have witnessed a great deal of volatility in the stock and bond markets. The remainder of 1999 will likely continue to be a volatile time for both arenas, led by uncertainty of interest rates, inflation fears and concern over Y2K.

We do not see the Federal Reserve changing rates further in the near future, but the bond market will nonetheless remain vulnerable to changes in foreign investor participation as well as general uncertainty.

In the stock market, we believe that extreme overall valuations and an uncertain interest rate environment will weigh heavily on stock performance for the remainder of the year. Still, earnings so far have been very strong, and are likely to continue to be up at least 15% during the second half of 1999. Even though the market is broadening, we remain convinced that the "new economy" sectors of technology and communication services offer better long-term appreciation potential when compared to "old economy" sectors, with secular earnings growth in the 10% to 30% range. The "old economy" sectors, such as consumer cyclicals, basic materials, capital goods, utilities and transportation, with mid-single digit growth rates, look much less attractive. Keep in mind, however, that technology and communication services are also inherently more volatile than other industries because of shorter product cycles, high valuations and larger standard deviations of earnings estimates.

In the final analysis, the market has favored, and will likely continue to favor, large-cap stocks. By slanting the Van Eck/Chubb Total Return Fund toward large caps and favoring reasonably valued technology and communication service companies, we believe the Fund is well-positioned for market conditions in the second half of the year, while preserving its value approach to take advantage of the market in 2000.

Thank you for your investment in the Van Eck/Chubb Total Return Fund. We look forward to helping you meet your investment objectives in the future.

[PHOTO OMITTED]                   [PHOTO OMITTED]
/s/ MICHAEL O'REILLY              /s/ ROBERT WITKOFF
--------------------              ------------------
MICHAEL O'REILLY                  ROBERT WITKOFF
PRESIDENT                         SENIOR VICE PRESIDENT
VAN ECK/CHUBB FUNDS               CHUBB ASSET
PRESIDENT AND CHIEF OPERATING     MANAGERS, INC.
OFFICER
CHUBB ASSET MANAGERS, INC.

JULY 30, 1999

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
                                      AFTER
                                     MAXIMUM    BEFORE
AVERAGE ANNUAL                        SALES      SALES
TOTAL RETURN                         CHARGE*    CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                  12.9%      13.5%
--------------------------------------------------------------------------------
10 Years                              12.6%      13.3%
--------------------------------------------------------------------------------
5 Years                               14.0%      15.3%
--------------------------------------------------------------------------------
1 Year                                (4.9)%      0.9%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

     *A Shares: maximum sales charge = 5.75% (Prior to 5/1/99 maximum sales charge was 4.75%.)

     +The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category. The Index's performance is not illustrative of the Fund's performance. Indices are unmanaged and are not securities in which investments can be made.

    ++Sun Microsystems accounted for 1.7% of the Fund's total net assets at June
      30; Merrill Lynch accounted for 1.8%.

  ++++Halliburton accounted for 1.1% of the Fund's total net assets at June 30;
      MCI accounted for 1.3%; Motorola, 1.9%; Johnson & Johnson, 2.0%.

++++++ADC accounted for 1.0% of the Fund's total net assets at June 30; Compaq, 0.6%; Oracle, 1.3%; BMC Software, 1.4%; Gillette, 0.7%; Kroger, 1.4%.

--------------------------------------------------------------------------------
                                 % OF PORTFOLIO(1)

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
Common Stocks:                         56.60%
U.S. Government Obligations:           25.50%
Corporate Bonds:                       15.30%
Other Net Assets:                       2.60%

                                             % OF
   TOP TEN EQUITIES                       PORTFOLIO(1)
     Hewlett Packard Company                 2.6%
     Bristol-Myers Squibb Company            2.5%
     Koninklijke Philips Electronics N.V.    2.4%
     Banc One Corporation                    2.2%
     Wal-Mart Stores, Inc.                   2.2%
     FDX Corporation                         2.0%
     Johnson & Johnson                       2.0%
     International Business
      Machines Corporation                   2.0%
     Motorola, Inc.                          1.9%
     Microsoft Corporation                   1.8%

                                             % OF
   TOP TEN INDUSTRIES                     PORTFOLIO(1)
     Computers & Computer Software           9.1%
     Technology                              6.3%
     Banking                                 6.1%
     Electronics                             6.0%
     Pharmaceuticals                         4.5%
     Retail                                  3.7%
     Telecommunications                      3.7%
     Transportation &Shipping                3.5%
     Autos, Trucks &Parts                    3.2%
     Manufacturing                           2.9%
--------------------------------------------------------------------------------

(1)As a percentage of total net assets at June 30, 1999.

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB CAPITAL APPRECIATION FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF SMALL- AND MEDIUM-CAPITALIZATION U.S. COMPANIES THAT OFFER SOUND VALUE. AT LEAST 65% OF THE FUND'S ASSETS ARE INVESTED IN COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN $500 MILLION AND $2.5 BILLION. THESE ARE STOCKS THAT SELL AT A DISCOUNT TO THE MARKET IN TERMS OF SEVERAL VALUATION MEASURES, INCLUDING PRICE-EARNINGS MULTIPLES, AND THAT HAVE SOLID FUTURE PROSPECTS (PRIMARILY DEFINED AS FUTURE EARNINGS GROWTH POTENTIAL ABOVE THE S&P 500 INDEX). QUALIFYING COMPANIES MAY ALSO POSSESS ONE OR MORE OF THE FOLLOWING CHARACTERISTICS: A STRONG BALANCE SHEET, NEW PRODUCTS OR MARKETS, STREAMLINED OR RE-ENGINEERED OPERATIONS, AND/OR IMPROVED MANAGEMENT.

The Van Eck/Chubb Capital Appreciation Fund had a total return of -6.9% for the first six months of 1999, compared to 9.3% posted by the Russell 2000 Index+ during this same time period. The Fund lagged the Lipper Midcap Fund Index+, which had a return of 11.9%.

REVIEW OF THE MARKETS

As a whole, the U.S. stock market continued to be fueled by rapid growth in the domestic economy during the first half of 1999. More recently, renewed optimism for growth abroad has helped spur growth in U.S. companies with overseas operations. However, despite second quarter gains by some small cap and value issues, the majority of this growth was posted by more expensive, large capitalization stocks with the proven ability to weather economic and market instability.

Within the small- and mid-cap arenas, the first half of 1999 was an extremely volatile time. During the first quarter, the Russell 2000 Index (a proxy for small-cap stocks) hit a 20-year low. The second quarter reversed this trend, with small-cap stocks beating out large caps for the first time in seven quarters, and value stocks outperforming growth stocks for the first time in six quarters (though this strong value performance was mainly seen in the large-cap arena). Small caps outperformed in virtually every sector during the second quarter, but did not fully close the three-year long and growing gap with large caps.

FUND REVIEW

During the second quarter, to the extent made possible given its stated objective, we added or initiated Fund positions in companies with higher growth profiles and more consistent earnings and cash flow trajectories, particularly those that fell into the upper quartile of the Fund's capitalization range. None of this, however, was enough to stem the damage done in the first quarter by sectors very negatively affected by last year's Asian crisis, such as capital goods, basic materials and consumer cyclicals. Exposure to these sectors was dramatically reduced during the second quarter, when we lightened or eliminated positions in Magnatek, Bethlehem Steel, Wolverine Tube, Intermet, Cleveland Cliffs and Owens Illinois, among others. Despite this adjustment, the portfolio remained vulnerable to the continuing market bias toward larger, growth-oriented stocks and did not perform well in the second quarter.

PORTFOLIO OUTLOOK

The stock market environment seen over the past three years has been an extremely challenging one for the Capital Appreciation Fund, which is hampered by its size and inability to take advantage of the enduring trend toward larger-cap stocks and sector diversity within the value world. While smaller technology stocks, in particular, can offer outstanding value, pinpointing these opportunities is extremely challenging--and one laggard stock can do a great deal of damage in a portfolio the size of the Fund. Further, the most attractive small-cap sectors of technology and communications are inherently more volatile than other industries because of shorter product cycles, high valuations and larger standard deviations of earnings.

Even with the recent run on cyclical and beaten-up value names and the market broadening into previously weak sectors such as basic materials, energy and heavy machinery, a tremendous gap between large caps and smaller issues remains. In the final analysis, the market continues to sometimes inexplicably favor over-valued large caps that offer steady growth and consistent operations seemingly immune to cyclical fluctuations.

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

We cannot, of course, control market perceptions, but can only anticipate or respond to them. Going forward, we believe large caps will continue to prevail over small/medium-cap stocks and that the best opportunities for value investors will arise in the mid- to larger-cap sectors. Hence, we believe a change is in order. After careful consideration, Van Eck/Chubb has made the decision that it is no longer in the best interests of Fund shareholders to continue pursuing a small- to mid-cap value approach. Given market realities, the Fund must be able to take advantage of market opportunities outside its current investment parameters. As you know, the Capital Appreciation Fund was closed to new purchases on May 26, 1999. Later this year, we hope to propose a merger of this Fund with the Van Eck/Chubb Growth and Income Fund, which we believe is better positioned given the market environment and outlook we have described.

In closing, we'd like to thank you for your loyalty to the Van Eck/Chubb Capital Appreciation Fund. We look forward to helping you meet your investment objectives in the future.

[PHOTO OMITTED]

/s/ ROBERT WITKOFF
------------------
ROBERT WITKOFF
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.
JULY 31, 1999

                       VAN ECK CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
                                      AFTER
                                     MAXIMUM    BEFORE
AVERAGE ANNUAL                        SALES      SALES
TOTAL RETURN                         CHARGE*    CHARGE
--------------------------------------------------------------------------------
A Shares--Life (since 9/1/95)          7.2%       8.9%
--------------------------------------------------------------------------------
1 Year                               (28.1)%    (23.7)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A Shares: maximum sales charge = 5.75% (Prior to 5/1/99 maximum sales charge was 4.75%.)

+ The Russell 2000 Index measures the performance of 2,000 small companies, with an average capitalization of approximately $526.4 million. The Lipper Midcap Fund Index is comprised of funds that invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the midcap category.

 The Indices' performance is not illustrative of the Fund's performance. Indices are unmanaged and are not securities in which investments can be made.

--------------------------------------------------------------------------------
                                 % OF PORTFOLIO(1)

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
Common Stocks:        90.7%
Other Net Assets:      9.3%

                                             % OF
   TOP TEN EQUITIES                       PORTFOLIO(1)
     Tupperware Corporation                  3.7%
     St. Jude Medical, Inc.                  3.7%
     Tandy Corporation                       3.3%
     Wyman-Gordon Company                    3.3%
     Total Renal Care Holdings, Inc.         3.3%
     General Motors Corporation              2.9%
     ICN Pharmaceuticals, Inc.               2.7%
     Antec Corporation                       2.7%
     Commerce Group, Inc.                    2.6%
     BMC Industries, Inc.                    2.6%

                                             % OF
   TOP TEN INDUSTRIES                     PORTFOLIO(1)
     Computer Products & Services           13.5%
     Medical Supplies & Services            12.8%
     Retail                                  8.0%
     Pharmaceuticals                         7.5%
     Telecommunications                      7.1%
     Aerospace & Defense                     5.3%
     Financial Services                      4.3%
     Restaurants                             3.9%
     Oil & Gas Equipment & Services          3.7%
     Household Products                      3.7%
--------------------------------------------------------------------------------

(1)As a percentage of total net assets at June 30, 1999.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited)

                                                             MARKET
                                               PRINCIPAL      VALUE
                                  CURRENCY       AMOUNT      (NOTE B)
                                  --------     ---------     --------

GOVERNMENT AND AGENCY
  OBLIGATIONS-61.04%

AUSTRALIA-0.78%

Australian Government
  Bond
  9.50%, due 8/15/03 ...........     AUD        650,000     $ 486,351
New South Wales Treasury
  9.25%, due 6/20/05 ...........     AUD        200,000       150,307
                                                         ------------
                                                              636,658
                                                         ------------
CANADA-1.11%

Government of Canada
  9.50%, due 6/01/10 ...........     CAD      1,000,000       898,320
                                                         ------------
COSTA RICA-1.21%

Republic of Costa Rica
  Bond
  9.34%, due 5/15/09 ...........     USD      1,000,000       985,000
                                                         ------------
CROATIA-0.57%

Croatia Government Bond
  7.00%, due 2/27/02 ...........     USD        500,000       463,750
                                                         ------------
DENMARK-0.92%

Denmark Government Bond
  7.00%, due 11/15/07 ..........     DKK      1,160,000       183,489
Kingdom of Denmark
  7.00%, due 12/15/04 ..........     DKK      3,600,000       561,275
                                                         ------------
                                                              744,764
                                                         ------------
FRANCE-18.37%

BTNS
  5.50%, due 10/12/01 ..........     EUR      2,439,184     2,631,565
  4.50%, due 7/12/03 ...........     EUR      2,200,000     2,323,114
France O.A.T.
  6.50%, due 10/25/06 ..........     EUR      1,867,500     2,185,280
  6.50%, due 4/25/11 ...........     EUR      1,943,724     2,315,847
  5.50%, due 10/25/07 ..........     EUR      2,250,000     2,486,841
  5.25%, due 4/25/08 ...........     EUR      2,719,592     2,933,828
                                                         ------------
                                                           14,876,475
                                                         ------------

                                                             MARKET
                                               PRINCIPAL      VALUE
                                  CURRENCY       AMOUNT      (NOTE B)
                                  --------     ---------     --------
GERMANY-10.34%

Bundesobligation
  6.00%, due 7/04/07 ...........     EUR      3,046,455   $ 3,296,772
  5.625%, due 1/04/28 ..........     EUR      2,198,555     2,331,765
Deutschland Republic
  7.375%, due 1/03/05 ..........     EUR      2,300,813     2,742,086
                                                         ------------
                                                            8,370,623
                                                         ------------
GREECE-2.02%

Hellenic Republic
  6.60%, due 1/15/04 ...........     GRD    500,000,000     1,635,350
                                                         ------------
ITALY-2.14%

Buoni Poliennali Del Tes
  Government National
  5.00%, due 5/01/08 ...........     EUR      1,652,659     1,732,955
                                                         ------------
MEXICO-0.46%

United Mexican State--
  Series W
  6.25%, due 12/31/19 ..........     USD        500,000       371,875
                                                         ------------
NETHERLANDS-3.00%

Government of Netherlands
  8.25%, due 9/15/07 ...........     EUR        249,580       320,518
  6.00%, due 1/15/06 ...........     EUR      1,588,231     1,789,779
  5.50%, due 1/15/28 ...........     EUR        306,302       318,495
                                                         ------------
                                                            2,428,792
                                                         ------------
PANAMA-0.59%

Republic of Panama
  9.375%, due 4/01/29 ..........     USD        500,000       477,500
                                                         ------------
PHILIPPINES-1.21%

Republic of Philippines
  8.875%, due 4/15/08 ..........     USD      1,000,000       977,500
                                                         ------------
SPAIN-1.38%

Government of Spain
  Bonds
  8.80%, due 4/30/06 ...........     EUR        462,779       595,031
  6.15%, due 1/31/13 ...........     EUR        456,769       520,138
                                                         ------------
                                                            1,115,169
                                                         ------------


                        See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)

                                                              MARKET
                                               PRINCIPAL      VALUE
                                  CURRENCY       AMOUNT      (NOTE B)
                                  --------     ---------     --------
SUPRANATIONAL-7.38%

European Investment Bank
  6.00%, due 5/07/03 ...........     GBP      1,000,000   $ 1,575,533
International Bank for
  Reconstruction &
  Development
  5.875%, due 11/10/03 .........     DEM      1,050,000       593,639
  9.25 %, due 7/20/07 ..........     GBP      2,000,000     3,803,254
                                                         ------------
                                                            5,972,426
                                                         ------------
TURKEY-1.23%

Republic of Turkey
  Bond
  12.00%, due 12/15/08 .........     USD      1,000,000       995,000
                                                         ------------
UNITED STATES-8.33%

U.S. Treasury Bonds
  6.75%, due 8/15/26 ...........     USD      3,000,000     3,201,564
  6.125%, due 11/15/27 .........     USD      2,000,000     1,981,876
  4.75%, due 11/15/08 ..........     USD      1,700,000     1,560,813
                                                         ------------
                                                            6,744,253
                                                         ------------
TOTAL GOVERNMENT
  AND AGENCY
  OBLIGATIONS
  (Cost: $53,095,061)                                      49,426,410
                                                         ------------
CORPORATE BONDS-20.52%

CANADA-0.80%

Shaw Communications, Inc.
  8.54%, due 9/30/27 ...........     CAD      1,000,000       647,854
                                                         ------------
BELGIUM-1.62%

Hermes Euro Rail
  11.50%, due 8/15/07 ..........     USD      1,250,000     1,312,500
                                                         ------------
FRANCE-3.69%

Caisse Centrale
  5.38%, due 6/27/04 ...........     USD      3,000,000     2,991,750
                                                         ------------
JAPAN-4.42%

Fuji JGB Carrier
  Preferred
  9.87%, due 12/31/49+ .........     USD      1,000,000       871,460
IBJ Preferred Capital Co. LLC
  8.79%, due 12/29/49+ .........     USD      1,000,000       838,955

                                                              MARKET
                                               PRINCIPAL      VALUE
                                  CURRENCY       AMOUNT      (NOTE B)
                                  --------     ---------     --------
SB Treasury Co. LLC
  9.40%, due 12/29/49+ .........     USD      1,000,000     $ 966,713
Tokai Preferred Capital
  Co. LLC
  9.98%, due 12/29/49+ .........     USD      1,000,000       905,000
                                                         ------------
                                                            3,582,128
                                                         ------------
MEXICO-1.16%

Grupo Industrial Durango,
  S.A. de C.V.
  12.00%, due 7/15/01 ..........     USD        500,000       479,375
VICAP S.A.
  11.375%, due 5/15/07 .........     USD        500,000       460,000
                                                         ------------
                                                              939,375
                                                         ------------
NETHERLANDS-1.33%

Netia Holdings S.A.
  13.50%, due 6/15/09 ..........     EUR      1,000,000     1,076,820
                                                         ------------
POLAND-1.20%
Poland Communication, Inc.
  (Series B)
  9.875%, due 11/01/03 .........     USD        500,000       497,500
Polskie Linie Lotnicze
  6.20%, due 7/15/03 ...........     USD        500,000       471,250
                                                         ------------
                                                              968,750
                                                         ------------
UNITED KINGDOM-1.55%

Colt Telecom Group PLC
  8.875%, due 11/30/07 .........     DEM        350,000       194,542
  7.625%, due 7/31/08 ..........     DEM        500,000       263,428
Jazztel PLC
  14.00%, due 4/01/09 ..........     USD        500,000       530,000
Leica Geosystems Finance B.V.
  9.875%, due 12/15/08 .........     EUR        250,000       264,697
                                                         ------------
                                                            1,252,667
                                                         ------------
UNITED STATES-4.75%

Entex Information Service
  12.50%, due 8/01/06+ .........     USD      1,000,000       592,500
C.S. First Boston Commercial
  Mortgage 97-C1
  7.46%, due 5/20/09+ ..........     USD      2,000,000     1,910,000
Viatel
  11.50%, due 03/15/09 .........     EUR        500,000       540,986
  11.15%, due 04/15/08 .........     DEM      1,500,000       802,139
                                                         ------------
                                                            3,845,625
                                                         ------------
TOTAL CORPORATE
  BONDS
  (Cost: $17,627,518) ..........                           16,617,469
                                                         ------------

                        See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)

                                                              MARKET
                                                NUMBER        VALUE
                                              OF SHARES      (NOTE B)
                                             ----------      --------
WARRANT-0.00%

ARGENTINA-0.00%

Argentina Government
  Warrants (expiring
  12/03/99) ....................                 1,000        $  750
                                                         -----------

                                              NUMBER
                                           OF CONTRACTS
                                           ------------
CALL OPTION PURCHASED-0.10%
Euro @1.065 expiring
  September 1999
  (Cost: $142,500) .............             12,500,000       81,250
                                                         -----------

                                                             MARKET
                                               PRINCIPAL      VALUE
                                  CURRENCY       AMOUNT      (NOTE B)
                                  --------     ---------     --------

SHORT-TERM OBLIGATIONS-15.03%

UNITED STATES-15.03%

American Express
  Commercial Paper
  Interest Yield 4.68%,
  due 7/01/99(a) ...............     USD      1,025,000  $ 1,025,000
Chevron USA Capital
  Commercial Paper Interest
  Yield 4.81%,
  due 8/08/99(a) ...............     USD      2,655,000    2,643,294
CIT Group Capital
  Commercial Paper
  Interest Yield 4.81%,
  due 7/06/99(a) ...............     USD      1,025,000    1,024,315
Ford Motor Credit
  Commercial Paper
  Interest Yield 4.96%,
  due 9/08/99(a) ...............     USD      3,125,000    3,095,292
  4.81%, due 8/17/99(a) ........     USD        500,000      496,860
General Electric Co.
  Commercial Paper
  Interest Yield 4.80%,
  due 7/28/99(a) ...............     USD      3,900,000    3,885,960
                                                         -----------
TOTAL SHORT-TERM
  OBLIGATIONS
  (Cost: $12,170,721)                                     12,170,721
                                                         -----------
  TOTAL INVESTMENTS
  (Cost: $82,962,127*) .........                  96.69%  78,296,600
  Other assets less liabilities.                   3.31%   2,678,307
                                               --------  -----------
TOTAL NET ASSETS ...............                 100.00% $80,974,907
                                               ========  ===========

-------------------
  * Aggregate cost for Federal income tax purposes.

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which amount to 7.51% of the Fund's net assets, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) These securities are segregated as collateral for futures contracts.

                       See Notes to Financial Statements

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)

                                                                MARKET
                                               PRINCIPAL        VALUE
                                                AMOUNT         (NOTE B)
                                              ----------       --------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS-93.75%

Federal Home Loan Mortgage Association
  Series 1058 H 8.00%, due 4/15/21 ........    $344,861       $ 355,233
Federal National Mortgage Association
  Pool #29429, 9.00%, due 7/01/01 .........       9,509           9,806
  Pool #306175, 7.00%, due 1/01/25 ........   1,906,629       1,893,795
  Pool #282883, 7.00%, due 5/01/24 ........     142,654         141,658
  Pool #251286, 7.00%, due 11/1/27 ........   6,626,446       6,575,423
Government National Mortgage
  Association
  Pool #166009, 9.50%, due 6/15/16 ........      47,294          50,475
  Pool #780339, 8.00%, due 12/15/23 .......     728,124         751,630
  Pool #402760, 8.00%, due 8/15/25 ........     856,568         881,994
Tennessee Valley Authority
  6.235%, due 7/15/45 .....................  10,000,000      10,091,000
  5.98%, due 4/01/36 ......................   4,000,000       3,980,536
U.S. Treasury Bond
  10.375%, due 11/15/12 ...................   1,000,000       1,273,125
U.S. Treasury Notes
  6.50%, due 10/15/06 .....................     525,000         541,899
  6.25%, due 10/31/01 .....................     100,000         101,438
  5.50%, due 2/28/03 ......................   1,880,000       1,867,075
  5.50%, due 3/31/03 ......................   1,060,000       1,052,382
                                                          -------------
TOTAL U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $29,735,627) .....................                  29,567,469
                                                          -------------

                                                                 MARKET
                                               PRINCIPAL        VALUE
                                                AMOUNT         (NOTE B)
                                              ----------       --------
SHORT-TERM OBLIGATION-3.81%

Federal Home Loan Bank
  Interest Yield 4.60%, due 7/01/99 (a)
  (Amortized Cost: $1,200,000) ............  $1,200,000     $ 1,200,000
                                                          -------------
  TOTAL INVESTMENTS
  (Cost: $30,935,627*) ....................      97.56%      30,767,469
  Other assets less liabilities ...........       2.44%         769,373
                                               --------   -------------
  TOTAL NET ASSETS ........................     100.00%     $31,536,842
                                               ========   =============

----------------
* Aggregate cost for Federal income tax purposes.

                        See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)

                                                NUMBER          MARKET
                                                  OF            VALUE
COMPANY                                         SHARES         (NOTE B)
-------                                       ----------       --------

COMMON STOCK-94.28%

AUTOS, TRUCKS & PARTS-4.26%

Borg-Warner Automotive, Inc. ..............      26,600     $ 1,463,000
Ford Motor Co. ............................      21,600       1,219,050
                                                           ------------
                                                              2,682,050
                                                           ------------
BANKING-7.50%

Banc One Corp. ............................      24,479       1,458,030
Citigroup, Inc. ...........................      36,000       1,710,000
Fleet Financial Group, Inc. ...............      35,000       1,553,125
                                                           ------------
                                                              4,721,155
                                                           ------------
CHEMICALS/FERTILIZER-0.18%

Millennium Chemicals, Inc. ................       4,857         114,443
                                                           ------------
COMPUTERS AND COMPUTER SOFTWARE-15.12%

BMC Software, Inc. ........................      25,000       1,350,000
Compaq Computer Corp. .....................      35,000         829,063
Compuware Corp. ...........................      40,000       1,272,500
International Business Machines Corp. .....      16,000       2,068,000
Microsoft Corp. ...........................      23,000       2,074,313
Sun Microsystems, Inc. ....................      28,000       1,928,500
                                                           ------------
                                                              9,522,376
                                                           ------------
ELECTRICAL EQUIPMENT-3.05%

General Electric Co. ......................      17,000    1,921,000
                                                           ------------
Electronics-5.14%
Koninklijke Philips Electronics N.V.
  (New York Registry Shares) ..............      15,180       1,531,283
Motorola, Inc. ............................      18,000       1,705,500
                                                           ------------
                                                              3,236,783
                                                           ------------
ENTERTAINMENT AND LEISURE-1.75%

Time Warner, Inc. .........................      15,000       1,102,500
                                                           ------------
FINANCIAL SERVICES-4.57%

Merrill Lynch & Co., Inc. .................      16,100       1,286,994
Washington Mutual, Inc. ...................      45,000       1,591,875
                                                           ------------
                                                              2,878,869
                                                           ------------
HOUSEHOLD PRODUCTS-4.28%

Gillette Co. ..............................      33,000       1,353,000
Procter & Gamble Co. ......................      15,000       1,338,750
                                                           ------------
                                                              2,691,750
                                                           ------------

                                                NUMBER          MARKET
                                                  OF            VALUE
COMPANY                                         SHARES         (NOTE B)
-------                                       ----------       --------
MANUFACTURING-2.73%

United Technologies Corp. .................      24,000     $ 1,720,500
                                                           ------------
MEDICAL-HEALTHCARE SERVICEs-9.83%

Baxter International, Inc. ................      20,000       1,212,500
Bristol-Myers Squibb Co. ..................      28,000       1,972,250
Healthcare Services Corp. .................          96             936
Healthsouth Corp. .........................      70,000       1,045,625
Johnson & Johnson .........................      20,000       1,960,000
                                                           ------------
                                                              6,191,311
                                                           ------------
OIL & GAS EQUIPMENT AND SERVICES-2.87%

Halliburton Co. ...........................      40,000       1,810,000
                                                           ------------
RETAIL-5.77%

Gap, Inc. .................................      30,000       1,511,250
Wal-Mart Stores, Inc. .....................      44,000       2,123,000
                                                           ------------
                                                              3,634,250
                                                           ------------
SUPERMARKETS-5.12%

Kroger Co. ................................      80,000       2,235,000
Safeway, Inc. .............................      20,000         990,000
                                                           ------------
                                                              3.225,000
                                                           ------------
TECHNOLOGY-9.38%

Cisco Systems, Inc. .......................      24,000       1,548,000
Hewlett Packard Co. .......................      23,000       2,311,500
Intel Corp. ...............................      12,000         714,000
Oracle Corp. ..............................      36,000       1,336,500
                                                           ------------
                                                              5,910,000
                                                           ------------
TELECOMMUNICATIONS-9.66%

ADC Telecommunications, Inc. ..............      25,000       1,139,061
AT&T Corp. ................................      30,000       1,674,375
Lucent Technologies, Inc. .................      28,000       1,888,250
MCI Worldcom, Inc. ........................      16,000       1,380,000
                                                           ------------
                                                              6,081,686
                                                           ------------
TRANSPORTATION & SHIPPING-3.07%

FDX Corp. .................................      35,600       1,931,300
                                                           ------------
  TOTAL INVESTMENTS
  (Cost: $47,635,912*)                           94.28%      59,374,973

  Other assets less liabilities ...........       5.72%       3,599,601
                                               --------   -------------
  TOTAL NET ASSETS ........................     100.00%     $62,974,574
                                               ========   =============

----------------
* Aggregate cost for Federal income tax purposes.

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)

                                                                MARKET
                                               PRINCIPAL        VALUE
                                                AMOUNT         (NOTE B)
                                              ----------       --------

MUNICIPAL OBLIGATIONS-96.66%

ALASKA-1.95%

Anchorage, Alaska, Hospital Revenue,
  (Sisters of Providence Project),
  Series 1991, 6.75%, due 10/01/02 ..........  $150,000       $ 159,621
North Slope Borough, Alaska,
  General Obligation, Series A,
  Zero Coupon, MBIA Insured,
  due 6/30/04 ...............................   550,000         438,991
                                                           ------------
                                                                598,612
                                                           ------------

CONNECTICUT-0.55%

Connecticut State, General Obligation,
  Series C, 7.00%, Prerefunded to
  9/15/00 at 102+ ...........................   160,000         169,764
                                                           ------------
District of Columbia-3.64%
District of Columbia, Certificate
  of Participation, 7.30%,
  due 1/01/13+ ..............................   300,000         327,677
District of Columbia, Series 93A,
  5.875%, due 6/01/05 .......................   465,000         486,455
District of Columbia, Series 93A,
  5.875%, due 6/01/05, ETM ..................    35,000          37,579
Metropolitan Washington D.C.
  Airport Authority,
  General Airport Revenue,
  Series A, AMT, MBIA Insured,
  6.50%, due 10/01/07+ ......................   250,000         267,860
                                                           ------------
                                                              1,119,571
                                                           ------------

FLORIDA-4.66%

Dade County, Florida, Aviation Revenue,
  Miami International Airport,
  FSA Insured, 5.125%,
  due 10/01/27 .............................. 1,500,000      1,433,085
                                                           ------------

GEORGIA-0.87%

Cartersville, Georgia Development
  Authority, Water & Wastewater
  Facilities, Anheuser Busch, AMT,
  6.75%, due 2/01/12+ .......................   250,000         266,995
                                                           ------------

ILLINOIS-5.61%

Cook County, Illinois, General Obligation,
  MBIA Insured, Series 1990,
  7.00%, due 11/01/99 .......................   150,000      151,760

                                                                MARKET
                                               PRINCIPAL        VALUE
                                                AMOUNT         (NOTE B)
                                              ----------       --------
Illinois State Toll Highway, Series 92A,
  6.375%, Prerefunded to
  1/01/03 at 102+ ........................... 1,100,000     $ 1,190,389
Metropolitan Pier & Exposition Authority,
  Illinois, 6.50%, Prerefunded to
  6/15/03 at 102+ ...........................   345,000         377,253
Metropolitan Pier & Exposition Authority,
  Illinois, 6.50%, due 6/15/27+ .............     5,000           5,407
                                                           ------------
                                                              1,724,809
                                                           ------------

INDIANA-12.07%

Indiana Bond Bank, Revenue,
  State Revolving Fund,
  6.00%, due 2/01/15+ .......................   500,000         529,664
Indiana Health Facilities
  Financing Authority, Charity Obligated
  Group, 5.00%, due 11/1/26,
  Mandatory Put on 11/01/07 at 100 .......... 1,315,000       1,342,601
Indiana Health Facilities Financing
  Authority, Holy Cross Health
  System Corp, MBIA Insured 5.375%,
  due 12/01/12 ..............................   500,000         516,251
Indiana Municipal Power Supply,
  MBIA Insured 5.50%, due 1/01/16 ........... 1,200,000       1,228,841
Indiana State Housing Finance Authority,
  Single Family Mortgage 1990,
  Series C, AMT, 7.80%,
  due 1/01/22+ ..............................    90,000          93,581
                                                           ------------
                                                              3,710,938
                                                           ------------

IOWA-3.95%

Iowa Finance Authority, Single Family
  Revenue, AMT, 4.95%, due 1/01/21 .......... 1,250,000       1,214,555
                                                           ------------

LOUISIANA-0.70%

Jefferson, Louisiana, Sales Tax Revenue,
  Refunding, FGIC Insured, Series A,
  6.75%, Prerefunded to
  12/01/02 at 100+ ..........................    60,000          64,744
Jefferson, Louisiana, Sales Tax Revenue,
  Refunding, FGIC Insured, Series A,
  6.75%, due 12/01/06+ ......................   140,000         149,189
                                                           ------------
                                                                213,933
                                                           ------------

MAINE-0.61%

Maine Educational Loan Authority,
  Series 92A, AMT, 6.95%,
  due 12/01/07+ .............................   175,000         186,726
                                                           ------------


                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)

MASSACHUSETTS-5.46%

Massachusetts State Construction Loan,
  Series A, 6.00%, Prerefunded to
  6/01/01 at 100+ ..........................    300,000       $ 311,024
Massachusetts State Turnpike Authority,
  MBIA Insured, Series A,
  5.00%, due 1/01/37 .......................  1,500,000       1,366,053
                                                           ------------
                                                              1,677,077
                                                           ------------
MISSOURI-0.53%

Missouri Health & Educational Facilities
  Authority, St. Luke's Hospital,
  MBIA Insured, 7.00%,
  Prerefunded to 11/15/01 at 102+ ..........    150,000         162,678
                                                           ------------
NEW HAMPSHIRE-0.74%

New Hampshire Turnpike System,
  Series A, FGIC Insured,
  6.75%, due 11/01/11+ .....................    200,000         228,290
                                                           ------------

NEW JERSEY-8.05%

New Jersey Economic Development
  Authority, The Seeing Eye, Inc. Project,
  7.30%, due 4/01/11+ ......................  1,000,000       1,060,718
New Jersey Wastewater Treatment Trust,
  6.875%, Prerefunded to 6/15/00
  at 101.75+ ...............................    165,000         173,049
New Jersey Wastewater Treatment Trust,
  6.875%, due 6/15/07+, ....................     15,000          15,544
Salem County, New Jersey, Pollution
  Control Financing Authority,
  Waste Disposal Revenue,
  E.I. DuPont Project, AMT,
  6.50%, due 11/15/21+ .....................  1,150,000       1,224,028
                                                           ------------
                                                              2,473,339
                                                           ------------
NEW YORK-14.99%

Metropolitan Transportation Authority,
  New York, Transit Facilities,
  Service Contract, Series 8, 5.00%,
  due 7/01/02 ..............................  1,000,000       1,021,499
New York City, New York,
  General Obligation, Series H,
  6.875%, due 2/01/02, ETM .................    220,000         234,354
New York City, New York,
  General Obligation, Series H,
  Subseries H-1, 5.80%, due 8/01/04 ........    250,000         264,967
New York City, New York,
  General Obligation, Series D,
  5.25%, due 8/01/03 .......................  1,000,000     $ 1,032,565
New York City, Series H,
  6.875%, due 2/01/02 ......................     30,000          31,889
New York State Dormitory Authority,
  City University System, Series I,
  5.125%, due 7/01/13+ .....................  1,325,000       1,297,786
New York State Local Government
  Assistance Corporation, Series B,
  5.50%, due 4/01/21+ ......................    450,000         460,865
New York State Thruway Authority,
  Highway and Bridge Trust Fund,
  Series A, MBIA Insured,
  5.60%, due 4/01/10+ ......................    250,000         261,811
                                                           ------------
                                                              4,605,736
                                                           ------------
OKLAHOMA-1.95%

Oklahoma Industrial Development
  Authority, Sisters of Mercy, Series A,
  5.00%, due 6/01/13+ ......................    600,000         598,783
                                                           ------------
PENNSYLVANIA-1.06%

Philadelphia, Pennsylvania, Hospital &
  Higher Education Facility Authority,
  (Children's Hospital), 5.00%,
  due 2/15/21+ .............................    350,000         324,664
                                                           ------------
TENNESSEE-5.92%

Memphis-Shelby County, Tennessee Airport
  Authority, (Federal Express Corp.),
  AMT, 6.75%, due 9/01/12+ .................    250,000         267,234
Shelby County, Tennessee,
  General Obligation, Series B,
  Zero Coupon, due 12/01/12 ................  2,000,000       1,037,664
Tennessee Housing Development Agency,
  1993 Series A, 5.90%,
  due 7/01/18+ .............................    500,000         515,512
                                                           ------------
                                                              1,820,410
                                                           ------------
TEXAS-6.06%

Austin, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/01/13 .................    500,000         240,629
Austin, Texas, Utility System Revenue,
  Series C, 7.30%, Prerefunded to
  11/15/01 at 100+ .........................     60,000          64,383

                        See Notes to Financial Statements

                         VAN ECK/CHUBB TAX-EXEMPT FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)

                                                                MARKET
                                               PRINCIPAL        VALUE
                                                AMOUNT         (NOTE B)
                                              ----------       --------
Houston, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13 ...............    1,150,000       $ 560,757
Waxahachie, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13 ...............    2,060,000         996,222
                                                           ------------
                                                              1,861,991
                                                           ------------
UTAH-4.13%

Utah State Board of Regents,
  Student Loan Revenue,Series F,
  AMT, 5.00%, due 5/01/06 ................    1,250,000       1,270,168
                                                           ------------
WASHINGTON-13.16%

Lewis County, Washington, Public Utility
  District #1, Revenue Series 91,
  7.00%, Prerefunded to
  10/01/01 at 102+ .......................      250,000         270,330
Washington Health Care Facilities
  Authority, Catholic Health Initiatives,
  MBIA Insured, 5.125%,
  due 12/01/17+ ..........................    1,300,000       1,254,854
Washington Health Care Facilities
  Authority, Revenue, MBIA Insured,
  (Group Health Co-Op),
  6.75%, due 12/01/11+ ...................      300,000         314,715
Washington Health Care Facilities
  Authority, Revenue, Series 93,
  (Sisters of Providence),
  6.25%, due 10/01/13+ ...................      500,000         531,935

                                                                MARKET
                                               PRINCIPAL        VALUE
                                                AMOUNT         (NOTE B)
                                              ----------       --------
Washington Housing Finance Commission,
  GNMA/FNMA MBS Programs,
  7.10%, due 7/01/22+ ....................      145,000       $ 149,603
Washington State Public Power Supply
  System, Nuclear Project Number 1,
  FSA Insured, 5.75%, due 7/01/11 ........    1,200,000       1,283,852
Washington State Public Power Supply
  System, Nuclear Project Number 2,
  Revenue, Series 90C, 7.625%,
  Prerefunded to 1/01/01 at 102+ .........      100,000         107,053
Washington State Public Power Supply
  System, Nuclear Project Number 3,
  Revenue, 7.50%, Prerefunded to
  7/01/00 at 102+ ........................      125,000         132,338
                                                           ------------
                                                              4,044,680
                                                           ------------
  TOTAL INVESTMENTS:
  (Cost: $28,778,088*) ...................       96.66%      29,706,804

  Other assets less liabilities ..........        3.34%       1,026,342
                                               --------   -------------
  TOTAL NET ASSETS .......................      100.00%     $30,733,146
                                               ========   =============

---------------
* Aggregate cost for Federal income tax purposes.
+ Issued with call provisions.

Abbreviations:
      AMT-Alternative Minimum Tax
      ETM-Escrowed To Maturity
      FGIC-Financial Guaranty Insurance Company
      FSA-Financial Security Assurance
      MBIA-Municipal Bond Investors Assurance Corporation

                        See Notes to Financial Statements

                        VAN ECK/CHUBB TOTAL RETURN FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)

                                                NUMBER          MARKET
                                                  OF            VALUE
COMPANY                                         SHARES         (NOTE B)
-------                                       ----------       --------

COMMON STOCK-56.64%

AUTOS, TRUCKS & PARTS-3.21%

Borg-Warner Automotive, Inc. .............       10,900       $ 599,500
DaimlerChrysler AG .......................        7,477         664,518
                                                           ------------
                                                              1,264,018
                                                           ------------
BANKING-6.05%

Banc One Corp. ...........................       14,593         869,196
Citigroup, Inc. ..........................        9,000         427,500
Fleet Financial Group, Inc. ..............       14,000         621,250
Mellon Bank Corp. ........................       12,800         465,600
                                                           ------------
                                                              2,383,546
                                                           ------------
BUILDING & CONSTRUCTION-0.19%

Hanson PLC (ADR) .........................        1,687          74,861
                                                           ------------
CHEMICALS/FERTILIZER-0.06%

Millennium Chemicals, Inc. ...............          964          22,714
                                                           ------------
Computers and Computer Software-9.13%
BMC Software, Inc. .......................       10,000         540,000
Compaq Computer Corp. ....................       10,000         236,875
Compuware Corp. ..........................       20,000         636,250
International Business Machines Corp. ....        6,000         775,500
Microsoft Corp. ..........................        8,000         721,500
Sun Microsystems, Inc. ...................       10,000         688,750
                                                           ------------
                                                              3,598,875
                                                           ------------
ELECTRICAL EQUIPMENT-1.43%

General Electric Co. .....................        5,000         565,000
                                                           ------------
ELECTRONICS-5.95%

Koninklijke Philips Electronics N.V.
  (New York Registry Shares) .............        9,384         946,611
Motorola, Inc. ...........................        8,000         758,000
Tektronix, Inc. ..........................       21,150         638,466
                                                           ------------
                                                              2,343,077
                                                           ------------
FINANCIAL SERVICES-2.67%

Associates First Capital Corp. ...........        7,548         334,471
Merrill Lynch & Co., Inc. ................        9,000         719,438
                                                           ------------
                                                              1,053,909
                                                           ------------
HOSPITAL MANAGEMENT-0.00%

Healthcare Services Group ................           96             936
                                                           ------------

                                                NUMBER          MARKET
                                                  OF            VALUE
COMPANY                                         SHARES         (NOTE B)
-------                                       ----------       --------
HOUSEHOLD PRODUCTS-0.73%

Gillette Co. .............................        7,000       $ 287,000
                                                           ------------
MANUFACTURING-2.94%

AlliedSignal, Inc. .......................        7,000         441,000
United Technologies Corp. ................       10,000         716,875
                                                           ------------
                                                              1,157,875
                                                           ------------

OIL & GAS EQUIPMENT & SERVICES-1.15%

Halliburton Co. ..........................       10,000         452,500
                                                           ------------
PHARMACEUTICALS-4.49%

Bristol-Myers Squibb Co. .................       14,000         986,125
Johnson & Johnson ........................        8,000         784,000
                                                           ------------
                                                              1,770,125
                                                           ------------
RETAIL-3.74%

Gap, Inc. ................................       12,000         604,500
Wal-Mart Stores, Inc. ....................       18,000         868,500
                                                           ------------
                                                              1,473,000
                                                           ------------
SUPERMARKETS-1.42%

Kroger Co. ...............................       20,000         558,750
                                                           ------------
TECHNOLOGY-6.26%

Cisco Systems, Inc. ......................       10,000         645,000
Hewlett Packard Co. ......................       10,000       1,005,000
Intel Corp. ..............................        5,000         297,500
Oracle Corp. .............................       14,000         519,750
-                                                          ------------
                                                              2,467,250
                                                           ------------
TELECOMMUNICATIONS-3.72%

ADC Telecommunications, Inc. .............        9,000         410,063
Lucent Technologies, Inc. ................        8,000         539,500
MCI Worldcom, Inc. .......................        6,000         517,500
                                                           ------------
                                                              1,467,063
                                                           ------------
TRANSPORTATION & SHIPPING-3.50%

CSX Corp. ................................       13,000         589,063
FDX Corp. ................................       14,600         792,050
                                                           ------------
                                                              1,381,113
                                                           ------------
  TOTAL COMMON STOCK
  (Cost: $16,615,712) ....................                   22,321,612
                                                           ------------


                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)
                                                NUMBER          MARKET
                                                  OF            VALUE
COMPANY                                         SHARES         (NOTE B)
-------                                       ----------       --------
U.S. GOVERNMENT OBLIGATIONS-25.47%

U.S. Treasury Notes
  7.25%, due 8/15/04 ..................      $2,900,000     $ 3,081,250
  6.875%, due 5/15/06 .................       5,200,000       5,476,250
  6.50%, due 10/15/06 .................         200,000         206,438
  6.25%, due 2/15/03 ..................       1,250,000       1,271,485
                                                           ------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost: $9,869,193) ..................                      10,035,423

                                                                MARKET
                                               PRINCIPAL         VALUE
COMPANY                                         AMOUNT         (NOTE B)
-------                                       ----------       --------
CORPORATE BONDS-15.26%

Credit Suisse First Boston Mortgage
  Securities Corp.
  7.46%, due 5/20/09 ..................      $2,000,000     $ 1,910,000
First Union Banc
  7.50%, due 4/15/35 ..................       2,000,000       2,112,550
Tennessee Gas Pipeline
  7.00%, due 3,15,27 ..................       2,000,000       1,992,443
  TOTAL CORPORATE BONDS                                     -----------
  (Cost: $6,222,537) ..................                       6,014,993
  TOTAL INVESTMENTS                                         -----------
  (Cost: $32,707,442*) ................           97.37%     38,372,028
Other assets less liabilities .......              2.63%      1,036,567
                                               --------     -----------
  TOTAL NET ASSETS ....................         100.00%     $39,408,595
                                               ========     ===========
-----------------
* Aggregate cost for Federal income tax purposes.
  ADR-American Depositary Receipt

                        See Notes to Financial Statements

                                                NUMBER          MARKET
                                                  OF            VALUE
COMPANY                                         SHARES         (NOTE B)
-------                                       ----------       --------
COMMON STOCKS--90.27%
AEROSPACE & DEFENSE-5.33%
General Motors Corp. (Class H) ...........       15,000       $ 843,750
Litton Industries, Inc. ..................       10,000         717,500
                                                           ------------
                                                              1,561,250
                                                           ------------
AUTOS, TRUCKS & PARTS-2.03%

OEA, Inc. ................................       65,000         576,875
United Road Services, Inc. ...............        3,500          17,938
                                                           ------------
                                                                594,813
                                                           ------------
BUILDING & CONSTRUCTION-2.63%

Champion Enterprises, Inc. ...............       41,300         769,213
                                                           ------------
BUILDING MATERIALS & TOOLS-2.57%

Lafarge Corp. ............................       21,200         751,275
                                                           ------------
COMPUTER PRODUCTS & SERVICES-13.53%

BancTec, Inc. ............................       41,800         749,788
Complete Business Solutions, Inc. ........       35,000         627,813
Keane, Inc. ..............................       24,000         543,000
Metamor Worldwide, Inc. ..................       25,000         601,563
Parametric Technology Corp. ..............       50,000         693,750
Reynolds and Reynolds Co. (Class A) ......       32,000         746,000
                                                           ------------
                                                              3,961,914
                                                           ------------
FINANCIAL SERVICES-4.26%

CCB Financial Corp. ......................       12,000         634,500
Charter One Financial, Inc. ..............       22,000         611,875
                                                           ------------
                                                              1,246,375
                                                           ------------
FOOD PROCESSING-0.01%

Archer-Daniels-Midland Co. ...............          132           2,038
                                                           ------------
HOUSEHOLD PRODUCTS-3.66%

Tupperware Corp. .........................       42,000       1,071,000
                                                           ------------
HOUSING & HOME FURNISHINGS-0.09%

Newmark Homes Corp. ......................        5,000          26,875
                                                           ------------
INDUSTRIAL METALS-1.68%

Intermet Corp. ...........................       32,500         491,563
                                                           ------------
                                                NUMBER          MARKET
                                                  OF            VALUE
COMPANY                                         SHARES         (NOTE B)
-------                                       ----------       --------
INSURANCE-2.65%

Commerce Group, Inc. .....................       31,800       $ 775,125
                                                           ------------
Machinery & Tools-1.12%
Brown & Sharpe Manufacturing Co.
  (Class A) ..............................       60,000         326,250
                                                           ------------
MEDICAL SUPPLIES & SERVICES-12.76%

Bard (C.R.), Inc. ........................       14,000         669,375
Beckman Coulter, Inc. ....................        9,100         442,488
Becton, Dickinson & Co. ..................       20,000         600,000
St. Jude Medical, Inc. ...................       30,000       1,068,750
Total Renal Care Holdings, Inc. ..........       61,400         955,531
                                                           ------------
                                                              3,736,144
                                                           ------------
OIL & GAS EQUIPMENT & SERVICES-3.66%

Core Laboratories N.V. ...................       40,000         557,500
Wolverine Tube, Inc. .....................       20,500         515,063
                                                           ------------
                                                           1,072,563
                                                           ------------
PHARMACEUTICALS-7.51%

AmeriSource Health Corp. .................       20,000         510,000
Bergen Brunswig Corp. ....................       23,000         396,750
ICN Pharmaceuticals, Inc. ................       25,000         804,688
Sepracor, Inc. ...........................        6,000         487,500
                                                           ------------
                                                              2,198,938
                                                           ------------
PRINTED CURCUIT BOARDS-2.31%

Jabil Circuit, Inc. ......................       15,000         676,875
                                                           ------------
RESTAURANTS-3.85%

Brinker International, Inc. ..............       20,000         543,750
Lone Star Steakhouse & Saloon, Inc. ......       60,000         583,125
                                                           ------------
                                                              1,126,875
                                                           ------------
RETAIL-8.02%

BJ Wholesale Club, Inc. ..................       25,000         751,563
GoTo.com, Inc. ...........................        1,000          28,000
Great Atlantic & Pacific Tea Co., Inc. ...       17,500         591,719
Tandy Corp. ..............................       20,000         977,500
                                                           ------------
                                                              2,348,782
                                                           ------------
TECHNOLOGY-3.30%

Wyman-Gordon Co. .........................       50,000         965,625
                                                           ------------
                        See Notes to Financial Statements
                                       29

                     VAN ECK/CHUBB CAPITAL APPRECIATION FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (Unaudited) (continued)
                                                NUMBER          MARKET
                                                  OF            VALUE
COMPANY                                         SHARES         (NOTE B)
-------                                       ----------       --------

TELECOMMUNICATIONS-7.11%

ADC Telecommunications, Inc. ...........         15,000       $ 683,438
Antec Corp. ............................         25,000         801,563
CenturyTel, Inc. .......................         15,000         596,250
                                                           ------------
                                                              2,081,251
                                                           ------------
VISION CARE-2.64%

BMC Industries, Inc. ...................         75,000         773,438
                                                           ------------
  TOTAL INVESTMENTS
  (Cost: $30,215,672*) .................         90.72%      26,558,182

  Other assets less liabilities ........          9.28%       2,715,160
                                               --------   -------------
  TOTAL NET ASSETS .....................        100.00%     $29,273,342
                                               ========   =============

--------------------
*  Aggregate cost for Federal income tax purposes.

                        See Notes to Financial Statements

                      (This page intentionally left blank)

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

                                                                                                 VAN ECK/CHUBB
                                                                                                     GLOBAL         GOVERNMENT
                                                                                                     INCOME         SECURITIES
                                                                                                      FUND             FUND
                                                                                                   ------------    ------------
ASSETS
  Investments at cost--see schedules of investments ............................................   $ 82,962,127    $ 30,935,627
                                                                                                   ============    ============
  Investments at market value (Notes B & C) ....................................................   $ 78,296,600    $ 30,767,469
  Cash and foreign currencies ..................................................................      1,428,428         407,049
  Cash--initial margin (Note F) ................................................................         21,600              --
  Receivable for interest and dividends ........................................................      1,651,867         482,198
  Due from broker--variation margin (Note F) ...................................................        538,060              --
  Receivable for Fund shares sold ..............................................................            136              73
  Securities sold ..............................................................................      2,495,154              --
  Deferred organization costs (Note B) .........................................................          3,094              --
                                                                                                   ------------    ------------
      Total Assets .............................................................................     84,434,939      31,656,789
                                                                                                   ------------    ------------
LIABILITIES
  Dividends payable ............................................................................         34,844           6,059
  Payable for Fund shares redeemed .............................................................          1,625          69,644
  Gross unrealized loss on foreign forward contracts (Note B) ..................................          4,132              --
  Accounts payable .............................................................................        104,206          44,244
  Securities purchased .........................................................................      3,315,225              --
                                                                                                   ------------    ------------
      Total Liabilities ........................................................................      3,460,032         119,947
                                                                                                   ------------    ------------
NET ASSETS .....................................................................................   $ 80,974,907    $ 31,536,842
                                                                                                   ============    ============
NET ASSETS CONSIST OF:
  Par value ....................................................................................   $     87,023    $     29,693
  Capital paid in excess of par ................................................................     88,782,210      31,897,623
  Undistributed (overdistributed) net investment income ........................................        (23,879)         16,626
  Accumulated net realized gain (loss) from investments ........................................     (3,148,444)       (238,942)
  Net unrealized gain (loss) from investments ..................................................     (4,665,527)       (168,158)
  Net unrealized loss on futures and foreign denominated assets, liabilities and forward
    foreign exchange contracts .................................................................        (56,476)             --
                                                                                                   ------------    ------------
      Net Assets ...............................................................................   $ 80,974,907    $ 31,536,842
                                                                                                   ============    ============
CLASS A SHARES

Net Assets .....................................................................................   $ 80,974,907    $ 31,536,842
                                                                                                   ============    ============
Shares Outstanding
  ($.01 par value, 100,000,000 shares per Fund authorized) .....................................      8,702,313       2,969,257
                                                                                                   ============    ============
Net Asset Value Per Share ......................................................................   $       9.30    $      10.62
                                                                                                   ============    ============
Maximum Offering Price Per Share (NAV/(1 -maximum sales commission)) ...........................   $       9.76    $      11.15
                                                                                                   ============    ============

                                                                       VAN ECK/CHUBB                                 VAN ECK/CHUBB
                                                                        GROWTH AND   VAN ECK/CHUBB   VAN ECK/CHUBB     CAPITAL
                                                                          INCOME      TAX-EXEMPT     TOTAL RETURN    APPRECIATION
                                                                           FUND          FUND            FUND            FUND
                                                                       ------------   ------------    ------------    ------------
ASSETS
  Investments at cost--see schedules of investments .................  $ 47,635,912   $ 28,778,088    $ 32,707,442    $ 30,215,672
                                                                       ============   ============    ============    ============
  Investments at market value (Notes B & C) .........................  $ 59,374,973   $ 29,706,804    $ 38,372,028    $ 26,558,182
  Cash and foreign currencies .......................................     3,736,414        635,910         951,119       3,389,060
  Cash--initial margin (Note F) .....................................          --             --              --              --
  Receivable for interest and dividends .............................        52,682        461,520         260,446          26,203
  Due from broker--variation margin (Note F) ........................          --             --              --              --
  Receivable for Fund shares sold ...................................        16,475           --               287            --
  Securities sold ...................................................          --             --              --              --
  Deferred organization costs (Note B) ..............................          --             --              --             3,094
                                                                       ------------   ------------    ------------    ------------
      Total Assets ..................................................    63,180,544     30,804,234      39,583,880    $ 29,976,539
                                                                       ------------   ------------    ------------    ------------
LIABILITIES
  Dividends payable .................................................          --            8,691           6,608            --
  Payable for Fund shares redeemed ..................................        91,979         21,233         101,898          14,830
  Gross unrealized loss on foreign forward contracts (Note B) .......          --             --              --              --
  Accounts payable ..................................................       113,991         41,164          66,779          58,373
  Securities purchased ..............................................          --             --              --           629,994
                                                                       ------------   ------------    ------------    ------------
      Total Liabilities .............................................       205,970         71,088         175,285         703,197
                                                                       ------------   ------------    ------------    ------------
NET ASSETS ..........................................................  $ 62,974,574   $ 30,733,146    $ 39,408,595    $ 29,273,342
                                                                       ============   ============    ============    ============
NET ASSETS CONSIST OF:
  Par value .........................................................  $     23,557   $     24,898    $     19,536    $     24,354
  Capital paid in excess of par .....................................    44,499,864     29,784,793      29,994,246      37,595,049
  Undistributed (overdistributed) net investment income .............        57,213        (12,436)           (721)         (5,466)
  Accumulated net realized gain (loss) from investments .............     6,654,879          7,175       3,730,948      (4,683,105)
  Net unrealized gain (loss) from investments .......................    11,739,061        928,716       5,664,586      (3,657,490)
  Net unrealized loss on futures and foreign denominated
    assets, liabilities and forward
    foreign exchange contracts ......................................          --             --              --              --
                                                                       ------------   ------------    ------------    ------------
      Net Assets ....................................................  $ 62,974,574   $ 30,733,146    $ 39,408,595    $ 29,273,342
                                                                       ============   ============    ============    ============
CLASS A SHARES

Net Assets ..........................................................  $ 62,974,574   $ 30,733,146    $ 39,408,595    $ 29,273,342
                                                                       ============   ============    ============    ============
Shares Outstanding
  ($.01 par value, 100,000,000 shares per Fund authorized) ..........     2,355,730      2,489,844       1,953,632       2,435,448
                                                                       ============   ============    ============    ============
Net Asset Value Per Share ...........................................  $      26.73   $      12.34    $      20.17    $      12.02
                                                                       ============   ============    ============    ============
Maximum Offering Price Per Share (NAV/(1 -maximum sales commission)).  $      28.36   $      12.96    $      21.40    $      12.75
                                                                       ============   ============    ============    ============

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

                                                                                                 VAN ECK/CHUBB
                                                                                                     GLOBAL        GOVERNMENT
                                                                                                     INCOME        SECURITIES
                                                                                                      FUND            FUND
                                                                                                   -----------    -----------
INVESTMENT INCOME
  Income:
    Interest ...................................................................................   $ 2,534,379    $   982,817
    Dividends ..................................................................................          --             --
    Foreign taxes withheld .....................................................................        (2,063)          --
                                                                                                   -----------    -----------
        Total investment income ................................................................     2,532,316        982,817
                                                                                                   -----------    -----------
Expenses:
  Administrative fees (Note D) .................................................................       196,445         73,199
  Advisory fees (Note D) .......................................................................        85,173         31,713
  Distribution fees Class A and B (Notes A and D) ..............................................       212,939         79,644
  Shareholder servicing costs ..................................................................        47,515          7,987
  Registration fees ............................................................................        14,528         10,754
  Shareholder reports ..........................................................................        20,040         22,781
  Professional fees ............................................................................        13,049          9,566
  Directors' fees and expenses .................................................................           546          1,328
  Custodian fees ...............................................................................        11,000            206
  Organization expenses ........................................................................         1,334           --
  Miscellaneous expenses .......................................................................        15,099          6,961
                                                                                                   -----------    -----------
        Total expenses .........................................................................       617,668        244,139
  Fees waived and expenses assumed by affiliates (Note D) ......................................       (42,742)       (85,212)
                                                                                                   -----------    -----------
        Net expenses ...........................................................................       574,926        158,927
                                                                                                   -----------    -----------
        Net investment income (loss) ...........................................................     1,957,390        823,890
                                                                                                   -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on investments, futures and options .................................        90,716         (1,468)
  Net realized gain from foreign currency transactions .........................................       129,043           --
  Net change in unrealized gain (loss) on investments ..........................................    (1,101,389)    (1,169,844)
  Net change in unrealized loss on futures, foreign denominated assets,
    liabilities and forward foreign exchange contracts .........................................    (7,955,412)          --
                                                                                                   -----------    -----------
  Net gain (loss) on investments and foreign currencies ........................................    (8,837,042)    (1,171,312)
                                                                                                   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................................   $(6,879,652)   $  (347,422)
                                                                                                   ===========    ===========

                                       34

                                                                          VAN ECK/CHUBB                                VAN ECK/CHUBB
                                                                            GROWTH AND   VAN ECK/CHUBB  VAN ECK/CHUBB     CAPITAL
                                                                              INCOME      TAX-EXEMPT    TOTAL RETURN   APPRECIATION
                                                                               FUND          FUND           FUND           FUND
                                                                           -----------    -----------    -----------    -----------
INVESTMENT INCOME
  Income:
    Interest ............................................................. $   437,075    $   810,869    $   527,185    $    62,606
    Dividends ............................................................      44,716           --          203,027        123,369
    Foreign taxes withheld ...............................................      (6,732)          --           (7,723)          (578)
                                                                           -----------    -----------    -----------    -----------
        Total investment income ..........................................     475,059        810,869        722,489        185,397
                                                                           -----------    -----------    -----------    -----------
Expenses:
  Administrative fees (Note D) ...........................................     150,641         71,994         94,060         69,853
  Advisory fees (Note D) .................................................      62,852         31,209         39,805         29,745
  Distribution fees Class A and B (Notes A and D) ........................     158,544         78,132        100,309         74,388
  Shareholder servicing costs ............................................      51,833         21,886         33,034         22,954
  Registration fees ......................................................      15,675         10,894         11,597         11,519
  Shareholder reports ....................................................      16,406          7,436         11,757         10,516
  Professional fees ......................................................      12,571          9,313         10,210         11,116
  Directors' fees and expenses ...........................................         308          1,313          1,731          1,291
  Custodian fees .........................................................         513          1,561          1,796          1,389
  Organization expenses ..................................................        --             --             --            1,334
  Miscellaneous expenses .................................................      13,904          5,376          9,384          7,219
                                                                           -----------    -----------    -----------    -----------
        Total expenses ...................................................     483,247        239,114        313,683        241,324
  Fees waived and expenses assumed by affiliates (Note D) ................     (78,744)       (82,958)       (57,587)       (50,461)
                                                                           -----------    -----------    -----------    -----------
        Net expenses .....................................................     404,503        156,156        256,096        190,863
                                                                           -----------    -----------    -----------    -----------
        Net investment income (loss) .....................................      70,556        654,713        466,393         (5,466)
                                                                           -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on investments, futures and options ...........   6,654,879          7,203      3,730,948     (4,675,946)
  Net realized gain from foreign currency transactions ...................        --             --             --             --
  Net change in unrealized gain (loss) on investments ....................      60,225       (997,978)    (2,002,106)     2,290,181
  Net change in unrealized loss on futures, foreign denominated assets,
    liabilities and forward foreign exchange contracts ...................        --             --             --             --
                                                                           -----------    -----------    -----------    -----------
  Net gain (loss) on investments and foreign currencies ..................   6,715,104       (990,775)     1,728,842     (2,385,765)
                                                                           -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......... $ 6,785,660    $  (336,062)   $ 2,195,235    $(2,391,231)
                                                                           ===========    ===========    ===========    ===========

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                          VAN ECK/CHUBB                  VAN ECK/CHUBB
                                                                              GLOBAL                       GOVERNMENT
                                                                              INCOME                       SECURITIES
                                                                               FUND                           FUND
                                                                  ----------------------------    ---------------------------
                                                                    SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                                                      ENDED           ENDED          ENDED           ENDED
                                                                  JUNE 30, 1999     DECEMBER     JUNE 30, 1999      DECEMBER
                                                                   (UNAUDITED)      31, 1998      (UNAUDITED)       31, 1998
                                                                  ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss) .................................  $  1,957,390    $  3,312,070    $    823,890    $  1,727,370
  Net realized gain (loss) on investments and options ..........        90,716       3,387,264          (1,468)        175,195
  Net realized gain from foreign currency transactions .........       129,043         362,788              --              --
  Net realized gain (loss) on futures ..........................    (1,101,389)        925,365              --              --
  Net change in unrealized gain (loss) on investments,
    futures, options and translation of assets and
    liabilities in foreign currency ............................    (7,955,412)      3,432,433      (1,169,844)        393,290
                                                                  ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting
    from operations ............................................    (6,879,652)     11,419,920        (347,422)      2,295,855
DIVIDENDS AND DISTRIBUTIONS:
From net investment income:
  Class A ......................................................    (1,957,335)     (3,596,717)       (820,527)     (1,708,754)
  Class B ......................................................           (46)            (40)         (3,362)         (1,991)
From net realized gains:
  Class A ......................................................            --      (2,485,897)             --              --
  Class B ......................................................            --             (98)             --              --
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  SHAREHOLDER TRANSACTIONS (NOTE E) ............................    (1,401,311)     33,788,516        (175,775)        559,828
                                                                  ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets ......................   (10,238,344)     39,125,684      (1,347,086)      1,144,938
Net Assets:
    Beginning of period ........................................    91,213,251      52,087,567      32,883,928      31,738,990
                                                                  ------------    ------------    ------------    ------------
    End of period ..............................................  $ 80,974,907    $ 91,213,251    $ 31,536,842    $ 32,883,928
                                                                  ============    ============    ============    ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..........  $    (23,879)   $    (23,888)   $     16,626    $     16,625
                                                                  ============    ============    ============    ============

                                                                          VAN ECK/CHUBB
                                                                           GROWTH AND
                                                                             INCOME                         VAN ECK/CHUBB
                                                                              FUND                         TAX-EXEMPT FUND
                                                                  -----------------------------    ---------------------------
                                                                   SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                      ENDED           ENDED           ENDED           ENDED
                                                                  JUNE 30, 1999      DECEMBER     JUNE 30, 1999      DECEMBER
                                                                    (UNAUDITED)      31, 1998      (UNAUDITED)       31, 1998
                                                                   ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss) .................................   $     70,556    $    305,933    $    654,713    $  1,327,931
  Net realized gain (loss) on investments and options ..........      6,654,879       1,235,023           7,203          52,555
  Net realized gain from foreign currency transactions .........             --              --              --              --
  Net realized gain (loss) on futures ..........................             --              --              --              --
  Net change in unrealized gain (loss) on investments,
    futures, options and translation of assets and
    liabilities in foreign currency ............................        (60,225)     (2,800,889)       (997,978)        446,289
                                                                   ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting
    from operations ............................................      6,785,660      (1,259,933)       (336,062)      1,826,775
DIVIDENDS AND DISTRIBUTIONS:
From net investment income:
  Class A ......................................................             --        (306,732)       (653,818)     (1,333,269)
  Class B ......................................................             --          (2,706)           (761)           (100)
From net realized gains:
  Class A ......................................................             --      (1,223,543)             --         (49,501)
  Class B ......................................................             --         (10,799)             --             (46)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  SHAREHOLDER TRANSACTIONS (NOTE E) ............................    (11,883,399)      4,113,706          15,039         (23,604)
                                                                   ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets ......................     (5,097,739)      1,309,993        (975,602)        420,255
Net Assets:
    Beginning of period ........................................     68,072,313      66,762,320      31,708,748      31,288,493
                                                                   ------------    ------------    ------------    ------------
    End of period ..............................................   $ 62,974,574    $ 68,072,313    $ 30,733,146    $ 31,708,748
                                                                   ============    ============    ============    ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..........   $     57,213    $    (13,343)   $    (12,436)   $    (12,570)
                                                                   ============    ============    ============    ============


                                                                                                          VAN ECK/CHUBB
                                                                       VAN ECK/CHUBB                          CAPITAL
                                                                        TOTAL RETURN                        APPRECIATION
                                                                            FUND                                FUND
                                                                 ----------------------------     ----------------------------
                                                                  SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                     ENDED           ENDED           ENDED           ENDED
                                                                 JUNE 30, 1999      DECEMBER     JUNE 30, 1999      DECEMBER
                                                                   (UNAUDITED)      31, 1998      (UNAUDITED)       31, 1998
                                                                  ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss) .................................  $    466,393    $    882,883    $     (5,466)   $    (87,988)
  Net realized gain (loss) on investments and options ..........     3,730,948       2,328,681      (4,675,946)      1,789,461
  Net realized gain from foreign currency transactions .........            --              --              --              --
  Net realized gain (loss) on futures ..........................            --              --              --              --
  Net change in unrealized gain (loss) on investments,
    futures, options and translation of assets and
    liabilities in foreign currency ............................    (2,002,106)     (1,693,399)      2,290,181      (6,693,543)
                                                                  ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting
    from operations ............................................     2,195,235       1,518,165      (2,391,231)     (4,992,070)
DIVIDENDS AND DISTRIBUTIONS:
From net investment income:
  Class A ......................................................      (459,743)       (874,966)             --              --
  Class B ......................................................        (1,948)         (2,589)             --              --
From net realized gains:
  Class A ......................................................            --      (2,309,377)             --      (1,711,100)
  Class B ......................................................            --         (17,997)             --            (535)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  SHAREHOLDER TRANSACTIONS (NOTE E) ............................    (5,179,522)     (5,392,298)     (2,058,514)     (1,055,289)
                                                                  ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets ......................    (3,445,978)     (7,079,062)     (4,449,745)     (7,758,994)
Net Assets:
    Beginning of period ........................................    42,854,573      49,933,635      33,723,087      41,482,081
                                                                  ------------    ------------    ------------    ------------
    End of period ..............................................  $ 39,408,595    $ 42,854,573    $ 29,273,342    $ 33,723,087
                                                                  ============    ============    ============    ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..........  $       (721)   $     (5,423)   $     (5,466)             --
                                                                  ============    ============    ============    ============

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

                                                                      VAN ECK/CHUBB GLOBAL INCOME FUND
                                                  -----------------------------------------------------------------------
                                                                                   CLASS A
                                                  -----------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                   SIX MONTHS                                                SEPTEMBER 1,
                                                      ENDED                                                     1995(C)
                                                    JUNE 30,                                                    THROUGH
                                                      1999                 YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                                  ------------      -----------------------------------       ----------
                                                   (UNAUDITED)       1998           1997          1996           1995
                                                  ------------      ------         ------        ------       ----------
Net Asset Value, Beginning of Period ........        $10.32         $ 9.64        $10.24         $10.21         $10.00
                                                     ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................         0.224          0.421         0.471          0.551          0.116
  Net Gains (Losses) on Securities
    (both Realized and Unrealized) ..........        (1.020)         0.994        (0.476)         0.030          0.210
                                                     ------         ------        ------         ------         ------
  Total from Investment Operations ..........        (0.796)         1.415        (0.005)         0.581          0.326
                                                     ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income ......        (0.224)        (0.445)       (0.398)        (0.485)        (0.116)
  Dividends in Excess of
    Net Investment Income ...................            --             --            --         (0.066)            --
  Distributions from Net Realized Gains .....            --         (0.290)       (0.084)            --             --
  Distributions in Excess of
    Net Realized Gains ......................            --             --        (0.040)            --             --
  Tax Returns of Capital ....................            --             --        (0.073)            --             --
                                                     ------         ------        ------         ------         ------
  Total Distributions .......................        (0.224)        (0.735)       (0.595)        (0.551)        (0.116)
                                                     ------         ------        ------         ------         ------
Net Asset Value, End of Period ..............        $ 9.30         $10.32         $9.64         $10.24         $10.21
                                                     ======         ======        ======         ======         ======
Total Return(A) .............................        (7.78%)        15.00%         0.02%          5.95%          3.27%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) .........................      1.45%(D)          1.56%         1.56%          1.68%       2.14%(D)
  Net Expenses ..............................      1.35%(D)          1.35%         1.35%          1.23%       1.75%(D)
  Net Investment Income .....................      4.60%(D)          4.24%         4.62%          5.49%       4.48%(D)
Portfolio Turnover Rate .....................        47.30%         99.31%       185.95%         80.70%         14.16%
Net Assets, At End of Period ................   $80,974,907    $91,209,649   $52,087,567    $12,226,878    $10,705,562

--------------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Commencement of operations.
(D) Annualized.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                 VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                                     -----------------------------------------------------------------
                                                                                  CLASS A
                                                     -----------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30,       -----------------------------------------------------------------
                                  1999 (UNAUDITED)    1998           1997           1996          1995           1994
                                  ----------------   ------         ------         ------        ------         ------
Net Asset Value, Beginning
  of Period ....................      $11.02         $10.82         $10.48        $10.78         $ 9.75         $10.71
                                      ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
    Net Investment Income ......       0.278          0.583          0.616         0.623          0.636          0.607
    Net Gains (Losses) on
      Securities (both Realized
      and Unrealized) ..........      (0.400)         0.200          0.340        (0.300)         1.030         (0.960)
                                      ------         ------         ------        ------         ------         ------
    Total from Investment
      Operations ...............      (0.122)         0.783          0.956         0.323          1.666         (0.353)
                                      ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends from Net
      Investment Income ........      (0.278)        (0.583)        (0.616)       (0.623)        (0.636)        (0.607)
                                      ------         ------         ------        ------         ------         ------
    Total Distributions ........      (0.278)        (0.583)        (0.616)       (0.623)        (0.636)        (0.607)
                                      ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period .      $10.62         $11.02         $10.82        $10.48         $10.78         $9.75
                                      ======         ======         ======        ======         ======         ======
Total Return(A) ................      (1.10%)         7.40%          9.44%         3.19%         17.50%         (3.34%)
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(B) ..........    1.53%(C)          1.61%          1.55%         1.60%          1.70%          1.71%
    Net Expenses ...............    1.00%(C)          1.00%          1.00%         0.93%          1.00%          1.00%
    Net Investment Income ......    5.20%(C)          5.32%          5.78%         5.94%          6.16%          5.96%
Portfolio Turnover Rate                   --         14.10%         39.86%       140.94%        276.56%        113.36%
Net Assets, At End of Period ... $31,536,842    $32,729,708    $31,738,990   $12,818,450    $13,886,478    $12,534,640

-----------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.
(B) Had fees not been waived and expenses not been assumed. (C) Annualized.
(C) Annualized

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

                                                                    VAN ECK/CHUBB GROWTH AND INCOME FUND
                                                     -----------------------------------------------------------------
                                                                                   CLASS A
                                                     -----------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30,       -----------------------------------------------------------------
                                  1999 (UNAUDITED)    1998           1997           1996          1995           1994
                                  ----------------   ------         ------         ------        ------         ------
Net Asset Value, Beginning
  of Period ....................      $23.96         $24.56         $21.04        $18.58         $14.77         $16.70
                                      ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
    Net Investment Income ......       0.029          0.110          0.096         0.250          0.204          0.247
    Net Gains (Losses) on
      Securities (both Realized
      and Unrealized) ..........       2.741         (0.156)         5.286         3.931          5.042         (0.954)
                                      ------         ------         ------        ------         ------         ------
    Total from Investment
      Operations ...............       2.770         (0.046)         5.382         4.181          5.246         (0.707)
                                      ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends from Net
      Investment Income ........          --         (0.111)        (0.096)       (0.250)        (0.204)        (0.247)
    Dividends in Excess of
      Net Investment Income ....          --             --         (0.004)           --             --             --
    Distributions from Net
      Realized Gains ...........          --         (0.443)        (1.762)       (1.471)        (0.885)        (0.976)
    Distributions in Excess of
      Net Realized Gains .......          --             --             --            --         (0.346)            --
    Tax Return of Capital ......          --             --             --            --         (0.001)            --
                                      ------         ------         ------        ------         ------         ------
    Total Distributions ........          --         (0.554)        (1.862)       (1.721)        (1.436)        (1.223)
                                      ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period .      $26.73         $23.96         $24.56        $21.04         $18.58         $14.77
                                      ======         ======         ======        ======         ======         ======
Total Return(A) ................      11.56%         (0.18%)        25.85%        22.50%         35.52%         (4.26%)
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(B) ..........    1.53%(C)          1.57%          1.49%         1.58%          1.69%          1.71%
    Net Expenses ...............    1.28%(C)          1.25%          1.25%         1.06%          1.08%          1.00%
    Net Investment Income ......    0.23%(C)          0.44%          0.49%         1.29%          1.20%          1.66%
Portfolio Turnover Rate ........      68.34%         43.42%         21.02%        44.50%         37.59%         46.17%
Net Assets, At End of Period ... $62,974,574    $67,477,768    $66,762,320   $40,281,849    $29,144,161    $18,679,228

-----------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Annualized.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                       VAN ECK/CHUBB TAX-EXEMPT FUND
                                                     -----------------------------------------------------------------
                                                                                   CLASS A
                                                     -----------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30,       -----------------------------------------------------------------
                                  1999 (UNAUDITED)    1998           1997           1996          1995           1994
                                  ----------------   ------         ------         ------        ------         ------
Net Asset Value, Beginning
  of Period ....................      $12.74         $12.56         $12.15        $12.33         $11.22         $12.58
                                      ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
    Net Investment Income ......        0.26           0.54           0.58          0.61           0.62           0.62
    Net Gains (Losses) on
      Securities (both Realized
      and Unrealized) ..........       (0.40)          0.20           0.45         (0.14)          1.13          (1.36)
                                      ------         ------         ------        ------         ------         ------
    Total from Investment
      Operations ...............       (0.14)          0.74           1.03          0.47           1.75          (0.74)
                                      ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends from Net
      Investment income ........       (0.26)         (0.54)         (0.58)        (0.61)         (0.62)         (0.62)
    Distributions from Capital
      Gains ....................          --          (0.02)         (0.04)        (0.04)         (0.01)            --
    Distributions in Excess of
      Capital Gains ............          --             --          (0.00)           --          (0.01)            --
                                      ------         ------         ------        ------         ------         ------
    Total Distributions ........       (0.26)         (0.56)         (0.62)        (0.65)         (0.64)         (0.62)
                                      ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period .      $12.34         $12.74         $12.56        $12.15         $12.33         $11.22
                                      ======         ======         ======        ======         ======         ======
Total Return(A) ................      (1.10%)         6.01%          8.73%         4.00%         15.88%         (5.97%)
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(B) ..........    1.53%(C)          1.63%          1.56%         1.65%          1.79%          1.80%
    Net Expenses ...............    1.00%(C)          1.00%          1.00%         0.98%          1.00%          1.00%
    Net Investment Income ......    4.20%(C)          4.23%          4.74%         5.00%          5.20%          5.21%
Portfolio Turnover Rate                   --          2.50%         12.78%        16.29%          7.39%          8.37%
Net Assets, At End of Period ... $30,733,146    $31,708,748    $31,288,136   $15,061,382    $15,259,349    $13,973,939


--------------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Annualized.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

                                                                      VAN ECK/CHUBB TOTAL RETURN FUND
                                                     -----------------------------------------------------------------
                                                                                   CLASS A
                                                     -----------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                              YEAR ENDED DECEMBER 31,
                                      JUNE 30,       -----------------------------------------------------------------
                                  1999 (UNAUDITED)    1998           1997           1996          1995           1994
                                  ----------------   ------         ------         ------        ------         ------
Net Asset Value, Beginning
  of Period                           $19.27         $20.22         $17.41        $15.96         $13.23         $15.01
                                      ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
    Net Investment Income ......       0.232          0.393          0.365         0.370          0.373          0.373
    Net Gains (Losses) on
      Securities (both Realized
      and Unrealized) ..........       0.898          0.158          3.778         2.321          3.586         (0.994)
                                      ------         ------         ------        ------         ------         ------
    Total from Investment
      Operations ...............       1.130          0.551          4.143         2.691          3.959         (0.621)
                                      ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends from Net
      Investment Income ........      (0.230)        (0.390)        (0.365)       (0.370)        (0.373)        (0.373)
    Dividends in Excess of
      Net Investment Income ....          --             --         (0.004)           --             --             --
    Distributions from Capital
      Gains ....................          --         (1.111)        (0.964)       (0.871)        (0.692)        (0.786)
    Tax Returns of Capital .....          --             --             --            --         (0.164)            --
                                      ------         ------         ------        ------         ------         ------
    Total Distributions ........      (0.230)        (1.501)        (1.333)       (1.241)        (1.229)        (1.159)
                                      ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period .      $20.17         $19.27         $20.22        $17.41         $15.96         $13.23
                                      ======         ======         ======        ======         ======         ======
Total Return(A) ................       5.90%          2.73%         24.09%        17.04%         30.13%         (4.21%)
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(B) ..........    1.57%(C)          1.61%          1.51%         1.59%          1.70%          1.73%
    Net Expenses ...............    1.28%(C)          1.25%          1.25%         1.08%          1.08%          1.00%
    Net Investment Income ......    2.35%(C)          1.87%          1.92%         2.26%          2.45%          2.66%
Portfolio Turnover Rate ........      33.26%         15.78%         15.80%        27.01%         57.62%         37.53%
Net Assets, At End of Period ... $39,408,595    $42,524,175    $49,933,635   $31,064,099    $22,171,326    $16,431,195

-----------------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Annualized.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                 VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                                                  -----------------------------------------------------------------------
                                                                                   CLASS A
                                                  -----------------------------------------------------------------------
                                                  SIX MONTHS                                                 PERIOD FROM
                                                      ENDED                                                   SEPTEMBER 1,
                                                    JUNE 30,                                                    1995(D)
                                                      1999                 YEAR ENDED DECEMBER 31,             THROUGH
                                                  ------------      -----------------------------------      DECEMBER 31,
                                                   (UNAUDITED)       1998           1997          1996           1995
                                                  ------------      ------         ------        ------       ----------
Net Asset Value, Beginning of Period .........       $12.91         $15.59        $12.99         $10.40         $10.00
                                                     ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ...............        0.000         (0.034)        0.005          0.067          0.037
  Net Gains (Losses) on Securities
    (both Realized and Unrealized) ...........       (0.890)        (1.956)        3.565          2.796          0.422
                                                     ------         ------        ------         ------         ------
  Total from Investment Operations ...........       (0.890)        (1.990)        3.570          2.863          0.459
                                                     ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income .......           --             --        (0.005)        (0.067)        (0.037)
  Dividends in Excess of Net Investment Income           --             --        (0.005)            --             --
  Distributions from Net Realized Gains ......           --         (0.690)       (0.960)        (0.206)        (0.022)
                                                     ------         ------        ------         ------         ------
  Total Distributions ........................           --         (0.690)       (0.970)        (0.273)        (0.059)
                                                     ------         ------        ------         ------         ------
Net Asset Value, End of Period ...............       $12.02         $12.91        $15.59         $12.99         $10.40
                                                     ======         ======        ======         ======         ======
Total Return(A) ..............................      (6.89%)        (12.76%)       27.79%         27.53%          4.60%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..........................     1.62%(C)          1.62%         1.52%          1.81%       2.50%(C)
  Net Expenses ...............................     1.28%(C)          1.25%         1.25%          1.13%       1.25%(C)
  Net Investment Income (Loss) ...............   (0.04%)(C)         (0.22%)        0.08%          0.86%       1.38%(C)
Portfolio Turnover Rate ......................       57.45%         20.94%        50.67%         41.97%          2.73%
Net Assets, At End of Period .................  $29,273,342    $33,712,563   $41,482,081     $6,440,571     $1,596,254


------------------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Annualized.
(D) Commencement of operations.

VAN ECK/CHUBB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of six funds (the "Funds"): Van Eck/Chubb Capital Appreciation Fund, Van Eck/Chubb Global Income Fund, Van Eck/ Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund, and Van Eck/Chubb Total Return Fund. On June 15, 1999, Class B shares for Van Eck/Chubb Capital Appreciation Fund, Van Eck/Chubb Global Income Fund, Van Eck/ Chubb Government Securities Fund and Van Eck/Chubb Total Return Fund ceased operations. On June 16, 1999, Class B shares for Van Eck/Chubb Growth and Income Fund Class B shares and Van Eck/Chubb Tax-Exempt Fund ceased operations.

At June 30, 1999, Chubb Life Insurance Company of America ("Chubb Life") and its affiliates and Van Eck Associates Corporation owned the following shares of each
Fund:

                                                 SHARES        % OF
                                                  OWNED       SHARES
                                               ----------     -------
Van Eck/Chubb Capital Appreciation Fund
  Class A shares ............................   2,111,197      86.69%

Van Eck/Chubb Global Income Fund

  Class A Shares ............................   5,833,156      67.03%
Van Eck/Chubb Government Securities Fund

  Class A shares ............................   2,235,367      75.28%
Van Eck/Chubb Growth and Income Fund

  Class A shares ............................     740,253      31.42%
Van Eck/Chubb Tax-Exempt Fund
  Class A Shares ............................   1,721,954      69.16%
Van Eck/Chubb Total Return Fund

  Class A Shares ............................     853,002      43.66%


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities denominated in foreign currencies are converted into U.S. dollars using the prevailing foreign exchange rates. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value, unless the Board of Directors determines that this does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed.

FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities, and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the year. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds generally do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, the Global Income Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations; such fluctuations are included in net realized gain or loss from foreign currency transactions.

Reported net realized gain or loss from foreign currency transactions (including foreign currency forward contracts) arises from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid and for the Global Income Fund, the fluctuations in exchange rates on sales or maturities of foreign currency-denominated debt obligations. Net unrealized gain or loss from foreign currency transactions arises from changes in the value of assets and liabilities, other than investments in securities, resulting from fluctuations in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. The Van Eck/Chubb Global Income Fund may also enter into cross currency hedges by entering into transactions to purchase or sell one or more currencies that are expected to increase or decrease relative to other currencies in which the Fund has or expects to have exposure. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also

VAN ECK/CHUBB FUNDS, INC.

--------------------------------------------------------------------------------

arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At June 30, 1999, the Van Eck/Chubb Global Income Fund had the following open forward currency contract:

                                     VALUE AT
                                    SETTLEMENT      CURRENT    UNREALIZED
CONTRACTS                              DATE          VALUE    DEPRECIATION
---------                           -----------   ----------- ------------
FOREIGN CURRENCY SELL CONTRACT:
EUR2   4,447,733 expiring 9/10/99   $25,412,098   $25,416,230   $(4,132)

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

DIVIDENDS TO SHAREHOLDERS: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Van Eck/Chubb Government Securities Fund; declared and distributed monthly for the Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Global Income Fund; declared and distributed quarterly for the Van Eck/Chubb Total Return Fund; and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Capital Appreciation Fund. Dividends from net realized capital gains are declared and distributed at least once annually. Dividends distributed to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only dividends in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of tax income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax basis treatment; temporary differences do not require reclassification.

At December 31, 1998, the Van Eck/Chubb Government Securities Fund had $237,474 of accumulated realized losses expiring in 2002 and the Van Eck/Chubb Global Income Fund had $2,544,272 of accumulated realized losses, of which $1,063,221 expires in 2002 and $1,481,051 expires in 2004. These losses are available to be used to offset future realized capital gains.

ORGANIZATION COSTS: Costs incurred in connection with the initial organization of the Van Eck/Chubb Capital Appreciation Fund and the Van Eck/Chubb Global Income Fund are being amortized on the straight-line basis over a period of five years.

NOTE C--INVESTMENTS

As of June 30, 1999, gross unrealized gains and losses were as follows:

                                       GROSS         GROSS            NET
                                     UNREALIZED    UNREALIZED      UNREALIZED
                                       GAINS         LOSSES      GAINS (LOSSES)
                                     ----------    ----------    -------------
Van Eck/Chubb Capital
  Appreciation Fund ...............  $1,771,028    $5,428,518     ($3,657,490)
Van Eck/Chubb Global Income
  Fund ............................     123,669     4,789,196      (4,665,527)
Van Eck/Chubb Government
  Securities Fund .................     116,288       284,446        (168,158)
Van Eck/Chubb Growth and
  Income Fund .....................  12,684,049       944,988      11,739,061
Van Eck/Chubb Tax-Exempt Fund .....   1,002,679        73,963         928,716
Van Eck/Chubb Total Return Fund ...   6,106,947       442,361       5,664,586


Purchases and sales of investment securities for the six months ended June 30, 1999, other than short-term obligations, were as follows:

                                                                    PROCEEDS
                                                  COST OF             FROM
                                                 INVESTMENT        INVESTMENT
                                                SECURITIES         SECURITIES
                                                 PURCHASED             SOLD
                                                -----------       ------------
Van Eck/Chubb Capital Appreciation Fund ......  $15,017,634       $ 18,148,997
Van Eck/Chubb Global Income Fund .............   34,423,393         41,838,498
Van Eck/Chubb Government Securities Fund .....           --                 --
Van Eck/Chubb Growth and Income Fund .........   41,284,823         50,150,525
Van Eck/Chubb Tax-Exempt Fund ................           --            232,000
Van Eck/Chubb Total Return Fund ..............   13,144,139         17,666,588


NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Van Eck Associates Corporation ("Investment Administrator") provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the six months ended June 30, 1999, received $81,612 in sales loads of which $67,392 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum on Class A shares and 1.00% per annum on Class B shares of the average daily net assets of each Fund.

VAN ECK/CHUBB FUNDS, INC.

--------------------------------------------------------------------------------

Investment management fees, which compensate both the Investment Manager and the Investment Administrator, are computed at the following annual percentages for each of the Funds:

AVERAGE DAILY                               INVESTMENT       INVESTMENT
NET ASSETS                                   MANAGER        ADMINISTRATOR
--------------                              ----------      -------------
First $200 Million .......................    0.20%            0.45%
Next $1.1 Billion ........................    0.19%            0.41%
Over $1.3 Billion ........................    0.18%            0.37%

Pursuant to an expense limitation agreement for Class A shares the rate of expenses borne by the Funds, based on average net assets, were as follows: For the six months ended June 30, 1999, Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund and Van Eck/Chubb Tax-Exempt Fund such limitation was 1.35%. For the periods January 1, 1999 to April 30, 1999 and May 1, 1999 to June 30, 1999, such limitations were 1.25% and 1.35%, respectively, for the Van Eck Chubb Capital Appreciation Fund, Van Eck Chubb Growth and Income Fund and Van Eck/Chubb Total Return Fund.


NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.


                                   VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                           -----------------------------------------------------
                               SIX MONTHS ENDED               YEAR ENDED
                           JUNE 30, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS A                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold .............    26,201    $   319,482     2,979,400      $5,222,315
Shares issued as
  Reinvestment of dividends
  and distributions .....        --             --       131,957      1,703,560
Shares redeemed .........  (202,703)    (2,368,116)   (3,160,757)    (7,993,680)
                          ---------   ------------   -----------    -----------
  Net decrease ..........  (176,502)  $ (2,048,634)      (49,400)   $(1,067,805)
                          =========   ============   ===========    ===========

                                  PERIOD FROM               PERIOD FROM
                                JANUARY 1, 1999           APRIL 29, 1998+
                                    THROUGH                    THROUGH
                           JUNE 15, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS B                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold .............       611        $ 7,050           777        $11,982
Shares issued as
  reinvestment of dividends
  and distributions .....        --             --            41            534
Shares redeemed .........    (1,429)       (16,930)           --             --
                          ---------   ------------   -----------    -----------
Net increase (decrease) .      (818)      $ (9,880)          818        $12,516
                          =========   ============   ===========    ===========


                                   VAN ECK/CHUBB GLOBAL INCOME FUND
                           -----------------------------------------------------
                               SIX MONTHS ENDED               YEAR ENDED
                           JUNE 30, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS A                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold .............   142,294     $1,387,571       108,585    $   786,154
Share issued in connection
  with an acquisition
  (Note G) ..............        --             --     3,707,367     36,851,229
Shares issued as
  reinvestment of dividends
  and distributions .....   147,308      1,440,669       581,772      5,902,596
Shares redeemed .........  (429,052)    (4,226,208)     (960,209)    (9,755,118)
                          ---------   ------------   -----------    -----------
  Net increase (decrease)  (139,450)   $(1,397,968)    3,437,515    $33,784,861
                          =========   ============   ===========    ===========

                                  PERIOD FROM               PERIOD FROM
                                JANUARY 1, 1999           APRIL 29, 1998+
                                    THROUGH                    THROUGH
                           JUNE 15, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS B                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold .............       150        $1,448          902          $9,151
Shares issued as
  reinvestment
  of dividends and
  distributions .........         5             45            13            130
Shares redeemed .........      (503)        (4,836)         (567)        (5,626)
                          ---------   ------------   -----------    -----------
  Net increase(decrease)       (348)       $(3,343)          348         $3,655
                          =========   ============   ===========    ===========


                                VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                           -----------------------------------------------------
                               SIX MONTHS ENDED               YEAR ENDED
                           JUNE 30, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS A                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold .............    60,067    $   643,436       226,772     $2,494,818
Shares issued as
  reinvestment
  of dividends ..........    72,514        781,703       147,737      1,619,400
Shares redeemed .........  (134,037)    (1,452,885)     (337,604)    (3,708,941)
                          ---------   ------------   -----------    -----------
  Net increase (decrease)    (1,456)  $    (27,746)       36,905     $  405,277
                          =========   ============   ===========    ===========

                                  PERIOD FROM               PERIOD FROM
                                JANUARY 1, 1999           APRIL 29, 1998+
                                    THROUGH                    THROUGH
                           JUNE 15, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS B                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold .............     2,365     $   26,118        13,841       $152,798
Shares issued as
  reinvestment
  of dividends ..........       278          3,006           158          1,753
Shares redeemed .........   (16,642)      (177,153)           --             --
                          ---------   ------------   -----------    -----------
  Net increase(decrease)    (13,999)     $(148,029)       13,999       $154,551
                          =========   ============   ===========    ===========


                                 VAN ECK/CHUBB GROWTH AND INCOME FUND
                           -----------------------------------------------------
                               SIX MONTHS ENDED               YEAR ENDED
                           JUNE 30, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS A                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold ..............   50,969   $  1,260,532       811,345    $21,768,228
Shares issued as
  reinvestment
  of dividends
  and distributions ......       --             --        61,002      1,459,118
Shares redeemed .......... (511,651)   (12,516,291)     (774,435)   (19,734,223)
                          ---------   ------------   -----------    -----------
  Net increase (decrease)  (460,682)  $(11,255,759)       97,912    $ 3,493,123
                          =========   ============   ===========    ===========

                                  PERIOD FROM               PERIOD FROM
                                JANUARY 1, 1999           APRIL 29, 1998+
                                    THROUGH                    THROUGH
                           JUNE 15, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS B                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold .............     5,876      $138,798       25,220        $627,467
Shares issued as
  reinvestment
  of dividends
  and distributions .....        --             --           486         11,619
Shares redeemed .........   (30,758)      (766,438)         (824)       (18,503)
                          ---------   ------------   -----------    -----------
  Net increase(decrease)    (24,882)     $(627,640)       24,882       $620,583
                          =========   ============   ===========    ===========

-----------------
+ Commencement of operations.

VAN ECK/CHUBB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                    VAN ECK/CHUBB TAX-EXEMPT FUND
                           -----------------------------------------------------
                               SIX MONTHS ENDED               YEAR ENDED
                           JUNE 30, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS A                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold ..............  111,939    $1,418,362      318,054      $4,025,056
Shares issued as
  reinvestment
  of dividends
  and distributions ......   47,520        600,122       100,164      1,267,929
Shares redeemed .......... (155,965)    (1,975,306)     (422,157)    (5,345,855)
                          ---------   ------------   -----------    -----------
  Net increase (decrease)     3,494   $     43,178        (3,939)   $   (52,870)
                          =========   ============   ===========    ===========

                                  PERIOD FROM               PERIOD FROM
                                JANUARY 1, 1999           APRIL 29, 1998+
                                    THROUGH                    THROUGH
                           JUNE 15, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS B                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold ..............    2,467       $31,568        2,280         $29,122
Shares issued as
  reinvestment
  of dividends
  and distributions ......       28            355            11            144
Shares redeemed ..........   (4,786)       (60,062)           --             --
                          ---------   ------------   -----------    -----------
  Net increase(decrease)     (2,291)      $(28,139)        2,291        $29,266
                          =========   ============   ===========    ===========


                                    VAN ECK/CHUBB TOTAL RETURN FUND
                           -----------------------------------------------------
                               SIX MONTHS ENDED               YEAR ENDED
                           JUNE 30, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS A                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold ..............   35,890   $   696,272      144,665      $4,826,003
Shares issued as
  reinvestment
  of dividends
  and distributions ......   22,689        446,117       158,797      3,099,318
Shares redeemed .......... (311,278)    (5,985,830)     (567,173)   (13,653,344)
                          ---------   ------------   -----------    -----------
  Net decrease ........... (252,699)   $(4,843,441)     (263,711)   $(5,728,023)
                          =========   ============   ===========    ===========

                                  PERIOD FROM               PERIOD FROM
                                JANUARY 1, 1999           APRIL 29, 1998+
                                    THROUGH                    THROUGH
                           JUNE 15, 1999 (UNAUDITED)      DECEMBER 31, 1998
                           ------------------------   --------------------------
CLASS B                      SHARES       DOLLARS       SHARES         DOLLARS
                             ------       -------       ------         -------
Shares sold ..............    6,035      $112,964       16,211        $317,258
Shares issued as
  reinvestment
  of dividends
  and distributions ......       91          1,735         1,029         19,796
Shares redeemed ..........  (23,300)      (450,780)          (66)        (1,329)
                          ---------   ------------   -----------    -----------
  Net increase(decrease)    (17,174)     $(336,081)       17,174       $335,725
                          =========   ============   ===========    ===========
--------------
+ Commencement of Operations

NOTE F--FUTURES CONTRACTS

As of June 30, 1999, the Van Eck/Chubb Global Income Fund had open futures contracts. These contracts were acquired in lieu of a direct purchase of the securities. Using futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Risks may also be caused by imperfect correlations between the movements in the price of the futures contract and the price of the underlying security.

Upon entering into a futures contract, the Fund is required to pledge to a broker cash in an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized.

                           EXPIRATION     NUMBER OF     CONTRACT        CURRENT        UNREALIZED
LONG CONTRACTS:               DATE        CONTRACTS       VALUE          VALUE        DEPRECIATION
---------------          -------------   ------------   ---------      ---------      ------------
10 Year Euro Bond .....      9/18/99         110       $12,514,918    $12,113,088      $(401,830)
10 Year U.S. Treasury
  Note 7.125% .........      9/18/99          18         2,019,094      2,001,375        (17,719)
                                                                                       ---------
                                                                                       $(419,549)
                                                                                       =========


NOTE G--DIRECTOR DEFERRED COMPENSATION PLAN

The Van Eck/Chubb Funds, Inc. established a Deferred Compensation Plan (the
Plan) for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Van Eck/ Chubb Funds as directed by the Directors. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1999, the total liability portion of the Plan is as follows:

Van Eck/Chubb Capital Appreciation Fund-$4,363, Van Eck/Chubb Global Income Fund- $7,919, Van Eck/Chubb Government Securities Fund- $3,857, Van Eck/Chubb Growth and Income Fund- $7,995, Van Eck/Chubb Tax-Exempt Fund-$3,770 and Van Eck/Chubb Total Return Fund- $5,421.

NOTE H--ACQUISITION

As of the close of business on April 24, 1998, Van Eck/Chubb Global Income Fund acquired all the net assets of Van Eck Global Income Fund pursuant to a plan of reorganization approved by Van Eck Global Income Fund shareholders on April 16, 1998. The acquisition was accomplished by a tax-free exchange of 4,292,666 shares of Van Eck Global Income Fund (valued at $36,851,229) for 3,707,367 shares of Van Eck/Chubb Global Income Fund outstanding on April 24, 1998. Van Eck Global Income Fund's net assets at that date, $36,851,229, including $405,616 of unrealized appreciation were combined with those of the Van Eck /Chubb Global Income. The aggregate net assets of Van Eck/Chubb Global Income Fund and Van Eck Global Income Fund before the acquisition were $54,462,808 and $36,851,229, respectively. In connection with the merger, the Van Eck/Chubb Global Income Fund acquired accumulated net realized losses of $3,907,263, of which $1,362,991 was utilized during the current year. The balance is available for carryforward to future years (see Note B). In accordance with income tax rules the utilization of such carryforward is limited to $1,989,966 annually.

[LOGO OMITTED]

Investment Adviser: Chubb Asset Managers, Inc.
     Distributor:   Van Eck Securities Corporation

                    99 Park Avenue, New York, NY 10016
                    www.vaneck.com

Account Assistance: (800) 544-4653

This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.